NUVEEN Exchange-Traded Funds

July 31, 1999

Annual Report

Dependable, tax-free income to help you keep more of what you earn.


NAZ
Arizona

NUM
NMP
Michigan

NUO
Ohio

NTX
Texas

Photo of: People looking into canyon.

Highlights
As of July 31, 1999





Contents
 1 Dear Shareholder
 4 NAZ's Portfolio Manager's Comments & Performance Overview
 7 NUM and NMP'sPortfolio Manager's Comments & Performance Overview 11 NUO's Portfolio Manager's Comments & Performance Overview
14 NTX'sPortfolio Manager's Comments & Performance Overview
17 Report of Independent Auditors 18 Portfolio of Investments
39 Statement of Net Assets
40 Statement of Operations
41 Statement of Changes in Net Assets
43 Notes to Financial Statements
49 Financial Highlights
52 Build Your Wealth Automatically
53 Fund Information





Credit Quality      Performance Highlights

Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)

                    o Outperformed the one-year total return of its Lipper Peer Group*

                    o Has provided steady or increasing dividends for 69 consecutive months

Pie Chart:
AAA/U.S. Guaranteed     66%
AA                      19%
A                        7%
BBB/NR                   8%


Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)

                    o Outperformed the one-year total return of its Lipper Peer Group*

                    o Ranked first out of five funds in its Lipper Peer Group for one-year total return performance

Pie Chart:
AAA/U.S. Guaranteed     80%
AA                      12%
A                        4%
BBB/NR                   4%


Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)

                    o Outperformed the one-year total return of its Lipper Peer Group*

                    o Has provided steady or increasing dividends for 51 consecutive months

Pie Chart:
AAA/U.S. Guaranteed     61%
AA                      25%
A                        7%
BBB/NR                   7%


Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)

                    o Outperformed the one-year total return of its Lipper Peer Group* and paralleled the performance of the Lehman Brothers Municipal Bond Index ** over the same period

                    o    HHHH Four-star Morningstar RatingTM***

Pie Chart:
AAA/U.S. Guaranteed     70%
AA                      14%
A                        4%
BBB/NR                  12%


Nuveen Texas Quality Income Municipal Fund (NTX)

                    o    Increased its dividend in May 1999

                    o    Taxable-equivalent yield of 8.70%****

Pie Chart:
AAA/U.S. Guaranteed     60%
AA                      13%
A                       12%
BBB/NR                  15%



* The Lipper Peer Group return represents the average annualized return of the funds in the appropriate Lipper Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

** The Lehman Brothers Municipal Bond Index is an unleveraged index covering a broad range of investment grade municipal bonds. The return for the index does not reflect any initial or ongoing expenses.

*** Morningstar proprietary ratings reflect historical risk-adjusted performance as of July 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NUO received 3 stars for the three-year period and four stars for the five-year period, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The Fund was rated among 194 funds for the three-year period, 193 funds for the five-year period, and 30 funds for the 10-year period.

**** For investors in the 31% federal income tax bracket. See your fund's performance overview in this report for more information.

Photo of: Timothy R. Schwertfeger
Chairman of the Board


sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.



Dear Shareholder
I am pleased to report to you on the annual performance of your Nuveen Exchange-Traded Fund. Providing an attractive tax-free dividend is the Fund's main objective, and over the past year, your Fund has continued to achieve this goal, especially in comparison with taxable fixed-income investments. During the period covered by this report, we have seen some shifts in U.S. economic trends and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to discuss these changes with you, as does the portfolio manager of your fund, who reviews fund performance later in this report.

A Challenging Investment Environment
Over the past 12 months, the U.S. economy continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of the economy's expansion tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching and reacting to every announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report.

In an effort to pre-empt this threat of inflation, the Federal Reserve moved to raise interest rates by a quarter-point at the end of June and again in late August. This brought the federal funds rate, which represents the amount banks charge one another on overnight loans, from 4.75% to 5.25%, reversing two of the three rate cuts made by the Fed in the fall of 1998. Despite the Fed's statement that it would return to a neutral bias concerning future interest rate action, comments by Fed Chairman Alan Greenspan about the need for closer attention to activity in the financial markets kept open the possibility of additional rate hikes.

Municipal Bond Performance
Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of July 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

In the coming months, we expect to see a good supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in refundings, as interest rates moved above last year's levels and removed much of the incentive for issuers to refund existing bonds. To date, municipal supply has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that are brought to market, as demand especially from individual investors - remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds ensures that we will have excellent access to the bond offerings that have the potential to add value for our shareholders.

A Balanced Portfolio: Enhanced Growth with Reduced Risk
Like most investors in the marketplace today, one of your goals for tax-free investing is probably to capture high after-tax total returns while moderating risk. Using the appropriate securities' indices and tax rates, Nuveen compared the hypothetical investment performance of a balanced portfolio consisting of equities and municipal bonds with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds had provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.

Nuveen Funds: An Answer to Your Investment Needs
In light of the recent shifts in the economic environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan. By investing in other Nuveen funds, you can bring balance to your portfolio and give yourself proper exposure to the different types of investments needed to enhance your potential for success.

In addition, if you are satisfied with the performance of your Nuveen Exchange-Traded Fund, your adviser can set up a reinvestment plan designed to purchase additional shares of that fund. For more information on all of Nuveen's funds, contact your financial adviser for a prospectus containing all charges and expenses, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.


Sincerely,


/s/Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

September 15, 1999


sidebar text: "The solid track record of a proven investment manager plays an important role in taking advantage of the exceptional value currently available in the municipal markets."

Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Portfolio Manager's Comments
Portfolio manager Mike Davern reviews the Arizona municipal market, fund performance, and key strategies for the Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ). With 17 years of experience as an investment professional, including eight years with Nuveen, Mike has managed NAZ since July 1998.



WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE ARIZONA MUNICIPAL MARKET DURING THE PAST 12 MONTHS?
The Arizona economy continued to perform well, with most key indicators accelerating at a strong pace. With a job growth rate of 4.7% in 1998, Arizona can boast about having the highest employment growth in the nation. In July 1999, unemployment in the state was 4.4%, which was slightly higher than the national average of 4.3%. Population growth over the past 12 months - at 2.5% - also continued, although at a slightly slower pace than in previous years. The strong population growth of the past decade resulted in increased housing starts and rising retail sales. Continued growth, low business costs, and the state's favorable economic climate are helping Arizona diversify away from the state's historically dominant industries - agriculture, mining, and real estate - into the services and manufacturing sectors. As a result of the state's strong growth patterns, Arizona has an ongoing need for both infrastructure financing for housing, schools, hospitals, and other municipal projects and effective planning to maintain its current momentum.

Like the national market, the Arizona municipal market saw supply decline over the past year as interest rates rose. During the first seven months of 1999, new state issuance fell 41% from 1998's January-July levels, compared with a 23% drop in the national supply. Over the past year, we saw a resurgence in the demand for Arizona municipal bond funds, however, as state residents continued to seek tax-free income even as municipal supply declined. Both the tighter supply scenario and the increased demand worked to support prices and help fund performance.


HOW DID NAZ PERFORM IN THIS ENVIRONMENT?
For the 12 months ended July 31, 1999, NAZ produced a total return on net asset value (NAV) of 1.92%, providing a taxable-equivalent total return(1) of 4.85% for share-holders in the combined 34.5% federal and state income tax bracket. While the Fund underperformed the Lehman Brothers Municipal Bond Index's(2) annual total return of 2.88%, it outpaced the average total return of 1.55% for its Lipper peer group(3).

The underperformance of the Fund's total return on NAV relative to the Lehman index can be attributed to its fund duration(4). As of July 31, 1999, NAZ had a fund duration of 8.95, compared with 7.30 for the Lehman index. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, longer duration can make the Fund's NAV more vulnerable to price declines. Between August 1, 1998, and July 31, 1999, the yield on the Bond Buyer Revenue Bond Index(5) rose from 5.36% to 5.65%. This meant that funds with longer fund durations, like NAZ, were more likely to underperform in the rising interest rate environment of the past year.

Over the past year, active demand for NAZ - bolstered by the Fund's recent dividend increase and outstanding record of dividend stability - resulted in solid share price performance. At the same time, the prevailing interest rate environment, which was generally higher than that of July 1998, led to a decline in the Fund's NAV. As a result of these factors, NAZ saw its premium (share price above NAV) widen by more than 7.5% over the past 12 months.


                                                               Total Return
          Market Yield          Premium(6)                    on Share Price
--------------------------------------------------------------------------------
                   Taxable-                           1-Year Ended     Taxable-
       7/31/99 Equivalent(1)    7/31/98    7/31/99         7/31/99 Equivalent(1)
--------------------------------------------------------------------------------

NAZ      4.98%         7.60%      6.53%     14.09%           8.67%        11.42%
--------------------------------------------------------------------------------

HOW WAS THE FUND'S DIVIDEND AFFECTED?
During the past 12 months, good call protection helped support NAZ's dividend and shield the Fund's income from erosion. In addition, excellent dividend management strategies, including the prudent use of leverage, enabled us to increase NAZ's dividend effective February 1999. As of July 31, 1999, the Fund had provided shareholders with steady or increasing dividends for 69 consecutive months.

As a leveraged fund, NAZ issues preferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio, which may increase volatility. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.

WHAT KEY STRATEGIES WERE USED TO MANAGE NAZ DURING THE PAST 12 MONTHS?
The market environment of the past 12 months enabled us to work on several goals for the Fund, including increasing the tax-exempt income earned by the Fund's portfolio; increasing call protection, which we were able to do at attractive prices; and taking advantage of opportunities to enhance the Fund's tax efficiency by trading bonds that offset capital gains.

Another focus was lengthening the Fund's duration, which had shortened during the previous market rally. As mentioned earlier, NAZ's fund duration was 8.95 as of July 31, 1999, up from 8.29 in July 1998. This longer duration should help position the Fund to regain net asset value as the bond market recovers.

Nuveen Research, which was instrumental in helping to identify the bonds that could accomplish these goals, also assisted in monitoring events in the municipal market and analyzing the effect of those events on national as well as individual state markets. Based on our research and in anticipation of current market conditions, we increased our exposure in the multifamily housing sector, which offered the potential for higher yields. Our position in this sector, which had been underweighted at 4% as of July 31, 1998, stood at 8% as of the end of July 1999. As interest rates went up and municipal bond prices dropped in recent months, this sector has performed well.

Overall, the Fund continued to offer excellent credit quality. At the end of July 1999, NAZ had 85% of its portfolio invested in bonds rated AAA/U.S. guaranteed and AA. The Fund also had an 8% allocation in BBB and non-rated bonds, which have generally provided enhanced levels of yield. In the area of bond calls, NAZ currently offers excellent levels of call protection, with no calls scheduled prior to 2002. This should provide additional protection for the Fund's dividend over this period.


WHAT IS NUVEEN'S OUTLOOK FOR NAZ?
Our focus in the coming months will be on taking advantage of market conditions to purchase well-structured bonds that offer more aggressive yields at attractive prices. Our goals in making these purchases will continue to be increasing tax-free income, extending call protection, and enhancing tax efficiency by offsetting potential capital gains with capital losses. We will continue to watch all sectors of the market for opportunities and situations that offer higher yields.

The ability to implement strategies like these demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Arizona municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of our shareholders.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield and the combined federal and state income tax rate of 34.5%. The taxable-equivalent total return is based on the annualized total return and the 34.5% federal and state income tax rate.

2 NAZ is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

3 The Lipper Peer Group return represents the average annualized return of the 18 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's premium represents the percentage difference between the fund's share price and its NAV.

Nuveen Arizona Premium Income Municipal Fund, Inc.
Performance Overview
As of July 31, 1999

NAZ



Portfolio Statistics

Inception Date                               11/92
--------------------------------------------------
Share Price                                    $17
--------------------------------------------------
Net Asset Value                             $14.90
--------------------------------------------------
Market Yield                                 4.98%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      7.22%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State Tax Rate)(1)            7.60%
--------------------------------------------------
Fund Net Assets ($000)                     $94,775
--------------------------------------------------
Average Effective Maturity (Years)           16.09
--------------------------------------------------
Leverage-Adjusted Duration                    8.95
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.67%         1.92%
--------------------------------------------------
5-Year                        11.29%         7.59%
--------------------------------------------------
Since Inception                7.54%         6.50%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        11.42%         4.85%
--------------------------------------------------
5-Year                        14.33%        10.59%
--------------------------------------------------
Since Inception               10.45%         9.44%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                25%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Housing/Multifamily                             8%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends

8/98               0.069
9/98               0.069
10/98              0.069
11/98              0.069
12/98              0.069
1/99               0.069
2/99              0.0705
3/99              0.0705
4/99              0.0705
5/99              0.0705
6/99              0.0705
7/99              0.0705


Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.

8/7/98            16.313
                  16.438
                  16.625
                  16.563
                  16.625
                  16.375
                  16.563
                  16.5
                  16.625
                  16.563
                  16.75
                  16.75
                  16.69
                  16.81
                  16.94
                  17.06
                  16.81
                  16.88
                  17.06
                  17.13
                  16.69
                  16.25
                  16.31
                  16.31
                  16.75
                  16.56
                  16.69
                  16.5
                  16.69
                  16.81
                  16.75
                  17.06
                  17.31
                  17.25
                  17.56
                  17.69
                  17.44
                  17.31
                  17.13
                  17.19
                  17.19
                  16.88
                  17.25
                  17.06
                  17.06
                  17.13
                  16.94
                  16.94
7/31/99           17
Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Michigan Exchange-Traded Funds (NUM) (NMP)
Portfolio Manager's Comments
Portfolio manager Mike Davern talks about the Michigan municipal market, recent fund performance, and the outlook for the Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) and the Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP). Mike has 17 years of experience as an investment professional, including eight years with Nuveen, and has managed NUM and NMP since July 1998.


WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE MICHIGAN MUNICIPAL MARKET DURING THE PAST 12 MONTHS?
The Michigan economy continues to expand, with a brisk job growth of 4.2% over the past 12 months, primarily in the services sector. Unemployment in the state was 3.4% as of July 1999, well below the national average of 4.3%. While improving auto sales have recently had a positive impact on the state's economy, Michigan continues to reduce its reliance on its traditional manufacturing base, including the auto sector. In recent years, state residents have seen personal income grow significantly. The strength of Michigan's economy is reflected in ratings of Aa1 by Moody's and AA+ by Standard & Poor's and Fitch.

As interest rates rose over the past 12 months, the Michigan municipal market experienced a dramatic decline in issuance. A comparison between the first seven months of 1999 and the same period in 1998 showed that new state supply had fallen by 53%, more than twice the 23% drop in the national supply. Given the tighter supply, demand for in-state municipal bonds remained generally strong.


HOW DID NUM AND NMP PERFORM IN THIS ENVIRONMENT?
For the 12 months ended July 31, 1999, NUM and NMP produced total returns on net asset value (NAV) of 1.62% and 1.23%, respectively, providing taxable-equivalent total returns(1) of 4.67% and 4.06% for shareholders in the combined 34% federal and state income tax bracket. While both funds underperformed the Lehman Brothers Municipal Bond Index's(2) annual total return of 2.88%, they outpaced the average total return of 0.94% for the Lipper Michigan Municipal Debt category(3) by a wide margin, ranking as the top two funds in their Lipper peer group.

The underperformance of the Funds' total returns on NAV relative to the Lehman index can be attributed to their fund durations(4). As of July 31, 1999, NUM and NMP had fund durations of 9.46 and 9.88, respectively, compared with
7.30 for the Lehman index. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, longer duration can make the fund's NAV more vulnerable to price declines. Between August 1, 1998, and July 31, 1999, the yield on the Bond Buyer Revenue Bond Index(5) rose from 5.36% to 5.65%. This meant that funds with longer fund durations, like NUM and NMP, were more likely to underperform the market, as represented by the unleveraged Lehman index.

Over the past year, active demand for NMP - bolstered by the Fund's recent dividend increase and outstanding record of dividend stability - resulted in solid share price performance. The demand for NUM, however, was impacted by a dividend cut in August 1998, and the Fund experienced a decline in share price. At the same time, the prevailing interest rate environment, which was generally higher than that of July 1998, led to a decline in the NAVs of both funds. As a result of these factors, NMP moved from trading at a discount (share price below
NAV) to a premium, while NUM's premium (share price above NAV) widened by almost 1% over the past 12 months.



                                                               Total Return
          Market Yield          Premium/Discount(6)           on Share Price
--------------------------------------------------------------------------------
                   Taxable-                           1-Year Ended     Taxable-
       7/31/99 Equivalent(1)    7/31/98    7/31/99         7/31/99 Equivalent(1)
--------------------------------------------------------------------------------

NUM      5.50%         8.33%      8.82%      9.79%           2.18%        4.98%
--------------------------------------------------------------------------------

NMP      5.50%         8.33%     -1.96%      2.61%           5.95%        8.84%
--------------------------------------------------------------------------------


HOW WERE THE FUNDS' DIVIDENDS AFFECTED?
During the past 12 months, good call protection helped support the dividend of NMP and shield the income of this fund from erosion. In addition, excellent dividend management strategies, including the prudent use of leverage, enabled us to increase NMP's dividend effective February 1999. As of July 31, 1999, this fund had provided shareholders with steady or increasing dividends for 51 consecutive months. For NUM, however, the income-eroding effect of a small number of bond calls led to a dividend reduction in August 1998. Even with this single dividend adjustment, NUM continued to provide an attractive market yield.

As leveraged funds, both NUM and NMP issue preferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Funds' portfolios, which may increase volatility. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders. Though leveraged funds carry higher risk than non-leveraged funds, they are compensated for this additional risk in the form of higher yields.

In June, new MuniPreferred shares were issued for NUM due to the fact that the leverage ratio for the Fund had fallen below its Nuveen guideline of 35%. Nuveen re-leveraged the Fund both to restore the original leverage ratio of 35% and to provide the potential for increased incremental tax-free income for common shareholders. NMP was not affected because its leverage ratio remained in line with expectations.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN MICHIGAN FUNDS DURING THE PAST 12 MONTHS?
The focus of our management strategies over the past year was on taking advantage of the present market environment to purchase well-structured bonds that could help us achieve our current goals for the Michigan funds: increasing tax-exempt income, increasing call protection at attractive prices, enhancing tax efficiency, and adding bonds with longer durations to counteract the effects of the previous market rally. As mentioned earlier, NUM's fund duration was 9.46 as of July 31, 1999, up from 7.10 in July 1998. For NMP, the July 31, 1999, duration was 9.88, compared with 8.19 12 months earlier. These longer durations should help position the Funds to regain net asset value as the bond market recovers.

Overall, the Funds continued to offer excellent credit quality. At the end of July 1999, NUM and NMP had 80% and 61%, respectively, of their portfolios invested in bonds rated AAA/U.S. guaranteed. This represented an increase of 22% and 8%, respectively, over the July 1998 allocation of AAA/U.S. guaranteed bonds. The increase was due to two factors: First, the high number of prerefunded bonds (bonds backed by U.S. government securities) during 1998, which also helped the Funds' performance, and second, the greater availability of AAA bonds in the marketplace, with insured bonds making up the majority of new Michigan supply.

The two funds also had allocations of 4% and 7%, respectively, in BBB and non-rated bonds, which generally provide enhanced levels of yield. As yield spreads (or the difference between higher credit quality securities and those of lower credit quality) widened in recent months, lower-rated securities became more attractive on a risk-adjusted basis. With interest rates at a higher level, and the widening differential among credit sectors, we took the opportunity to investigate lower-rated new issues, though they were scarce, as they became available in the market. Using the expertise of Nuveen Research, we were able to discover those bonds that offered adequate compensation for their risk levels. For example, in NUM, we purchased bonds issued by Michigan Memorial Healthcare for Owosso Hospital. These bonds, which are rated Baa1/BBB+ with a maturity date of 2021, offered an above-market 6% yield, thereby adding incremental income to the Fund as well as lengthening the Fund's duration and enhancing call protection.

Another strategy was to move out of sectors with abundant supply, such as schools, and buy when prices were attractive in sectors where supply was scarce, which enhances the value of the bonds. We were able to purchase a number of such bonds for NUM, especially in the water and sewer sector.

Both funds continue to hold substantial allocations of bonds issued by the Michigan State Hospital Finance Authority for the Detroit Medical Center, which were downgraded from A3/A- to Baa2/BBB in December 1998. The medical center, which encountered larger-than-expected operational losses in the process of merging and closing excess facilities, subsequently called in an outside healthcare consultant to help reverse the situation and stem losses. The downgrade of these bonds had an impact on the performance of the healthcare sector not only in Michigan, but across the country. However, in view of the cost-cutting measures put into place and the improvements in operational costs already experienced, we have maintained our position in the belief that these bonds still represent value for our shareholders and that any impact on the Funds, to this point, has been negligible. In addition, we continue to have confidence in the issuer's ability to resolve the situation and achieve a positive outcome. As of July 31, 1999, NUM held $4.5 million of these bonds (representing 1.4% of the fund's net assets), while NMP had a $7.7 million investment (4.4% of assets).

In the area of bond calls, both NUM and NMP currently offer good levels of call protection. NUM has no bond calls scheduled prior to 2001, while less than 7% of NMP's portfolio is subject to calls before 2002. This should provide additional protection for the Funds' dividends over this period. As NUM and NMP, which were assembled in 1991 and 1992, respectively, approach the 10-year mark, they are also approaching the normal part of the bond market cycle when bond calls are more likely to occur. To minimize the effect of calls, we are already at work on strategies for managing through this period. Currently, we plan to hold high-yielding bonds for as long as possible to maximize income. We refer to these bonds as "museum pieces" based on their high yields and good quality, which place them at a premium in today's market. As these bonds approach their call dates, we will look at selling selected bonds and reinvesting the proceeds into bonds that have the potential to support the Funds' dividends and enhance portfolio structure.


WHAT IS NUVEEN'S OUTLOOK FOR NUM AND NMP?
Looking ahead, our focus in both funds will remain on taking advantage of attractive prices to purchase well-structured bonds offering attractive yields. These bonds will support the Funds' dividends while extending call protection and enhancing tax efficiency by offsetting potential capital gains with capital losses. From a sector perspective, we plan to watch all market sectors for opportunities where scarcity can be used to the Funds' advantage.

Implementing these strategies demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Michigan municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield and the combined federal and state income tax rate of 34%. The taxable-equivalent total return is based on the annualized total return and the 34% federal and state income tax rate.

2 NUM and NMP are compared with the Lehman Brothers Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

3 The Lipper Michigan Peer Group return represents the average annualized return of the five funds in the Lipper Michigan Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the Funds. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's premium or discount represents the percentage difference between the Fund's share price and its NAV.

Nuveen Michigan Quality Income Municipal Fund, Inc.
Performance Overview
As of July 31, 1999

NUM


Portfolio Statistics
Inception Date                               10/91
--------------------------------------------------
Share Price                              $16 11/16
--------------------------------------------------
Net Asset Value                             $15.20
--------------------------------------------------
Market Yield                                 5.50%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      7.97%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State Tax Rate)(1)            8.33%
--------------------------------------------------
Fund Net Assets ($000)                    $268,591
--------------------------------------------------
Average Effective Maturity (Years)           16.58
--------------------------------------------------
Leverage-Adjusted Duration                    9.46
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         2.18%         1.62%
--------------------------------------------------
5-Year                         8.42%         6.92%
--------------------------------------------------
Since Inception                7.78%         7.59%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         4.98%         4.67%
--------------------------------------------------
5-Year                        11.62%        10.20%
--------------------------------------------------
Since Inception               10.95%        10.86%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                30%
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Healthcare                                      7%
--------------------------------------------------
Water and Sewer                                 7%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0611 per share.


Bar Chart:
8/98              0.0765
9/98              0.0765
10/89             0.0765
11/98             0.0765
12/98             0.0765
1/99              0.0765
2/99              0.0765
3/99              0.0765
4/99              0.0765
5/99              0.0765
6/99              0.0765
7/99              0.0765


Line Chart:
Share Price Performance
8/7/98            17.188
                  17
                  17.125
                  17
                  16.625
                  16.438
                  16.313
                  16.188
                  17
                  16.5
                  16.625
                  16.56
                  16.75
                  17.06
                  17.13
                  17.25
                  17.25
                  17.44
                  17.5
                  17.63
                  16.94
                  16.56
                  16.06
                  16.44
                  16.81
                  16.88
                  16.75
                  16.75
                  16.75
                  16.5
                  16.69
                  16.75
                  16.63
                  16.56
                  16.5
                  16.56
                  16.94
                  16.75
                  16.75
                  16.94
                  16.94
                  16.38
                  16.44
                  16.38
                  16.56
                  16.63
                  16.75
                  16.69
7/31/99           16.69

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Michigan Premium Income Municipal Fund, Inc.
Performance Overview
As of July 31, 1999

NMP

Portfolio Statistics
Inception Date                               12/92
--------------------------------------------------
Share Price                               $15 1/16
--------------------------------------------------
Net Asset Value                             $14.68
--------------------------------------------------
Market Yield                                 5.50%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      7.97%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              8.33%
--------------------------------------------------
Fund Net Assets ($000)                    $168,851
--------------------------------------------------
Average Effective Maturity (Years)           15.55
--------------------------------------------------
Leverage-Adjusted Duration                    9.88
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.95%         1.23%
--------------------------------------------------
5-Year                        10.11%         7.56%
--------------------------------------------------
Since Inception                5.95%         6.31%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.84%         4.06%
--------------------------------------------------
5-Year                        13.34%        10.52%
--------------------------------------------------
Since Inception                9.00%         9.19%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Healthcare                                     20%
--------------------------------------------------
Utilities                                      19%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart::
1998-1999 Monthly Tax-Free Dividends

8/98              0.068
9/98              0.068
10/98             0.068
11/98             0.068
12/98             0.068
1/99              0.068
2/99              0.069
3/99              0.069
4/99              0.069
5/99              0.069
6/99              0.069
7/99              0.069

Line Chart:
Share Price Performance

8/7/98            15.188
                  15.188
                  15.188
                  15
                  15
                  15.063
                  14.938
                  14.938
                  15.25
                  15.375
                  15.188
                  15.31
                  15.63
                  15.69
                  15.69
                  15.63
                  15.88
                  15.69
                  15.94
                  15.63
                  15.5
                  15.19
                  14.75
                  14.75
                  15.19
                  15.13
                  15.25
                  15.19
                  15.19
                  15.25
                  15
                  15.38
                  15.25
                  15.19
                  15.31
                  15.38
                  15.56
                  15.19
                  15.13
                  15.19
                  15.38
                  15.06
                  15.19
                  15
                  15.31
                  15.31
                  15.38
                  15.19
7/31/99           15.06

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Portfolio Manager's Comments
Portfolio manager Tom Futrell reviews the Ohio municipal market, fund performance, and key strategies for the Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO). A 16-year veteran of Nuveen, Tom has managed NUO since July 1998.


WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE OHIO MUNICIPAL MARKET DURING THE PAST 12 MONTHS?
Although Ohio is still heavily reliant on manufacturing, especially in the auto and steel sectors, the state's economy continues to diversify, with job growth concentrated in construction, services, and technology, particularly in the northern part of the state. Employ-ment growth, however, lags the national rate, due to the state's tight labor markets and sluggish population growth, which ranks as the slowest in the Great Lakes region. As of July 1999, Ohio's unemployment rate was 4.6%, down from 4.8% in July 1998 and above the national average of 4.3%. Job growth forecasts indicate that the state will continue to trail the nation - although not significantly with the technology, healthcare, and retail sectors providing the greatest growth.

The importance of industrial exports to the Ohio economy has increased the state's exposure to the global economy. While the improved outlook in Southeast Asia erased many of the concerns experienced during 1998's Asian financial crisis, analysts continue to watch the state's export activity closely. Recently, for example, steel exports experienced declines in the face of stiff competition abroad, and lower priced imports of steel continue to place pressure on U.S. prices.

Like the national municipal market, the Ohio market experienced a decline in supply over the past year, although the state remains ninth in the nation in terms of total new issuance. A comparison between the 12 months ended July 1999 and the previous 12-month period showed that new state issuance fell 21%, mirroring the 23% drop in the national new-issue supply. Overall, demand for Ohio-issued municipal bonds remains strong, especially from individual investors.


HOW DID NUO PERFORM IN THIS ENVIRONMENT?
For the 12 months ended July 31, 1999, NUO produced a total return on net asset value (NAV) of 2.74%, providing a taxable-equivalent total return(1) of 6.16% for shareholders in the combined 36% federal and state income tax bracket. NUO's total return performance was slightly lower than the annual total return of 2.88% posted by the Lehman Brothers Municipal Bond Index(2). This slight underperformance can be attributed to the fact that NUO is state specific while the Lehman index focuses on bonds issued throughout the country. When compared to other funds, NUO outpaced the average total return of 1.55% for the Lipper Other States Municipal Debt category(3). For the year, NUO ranked first among the 18 funds in its Lipper peer group. In recognition of its strong risk-adjusted performance, the Fund was awarded four stars by Morningstar(4), which is an overall rating among 194 funds as of July 31, 1999.

Over the past year, increasing concerns about the pace of U.S. economic growth and its implications for higher inflation and interest rates negatively impacted the demand for NUO. This, in turn, hampered the Fund's share price performance. At the same time, the prevailing interest rate environment, which was generally higher than that of July 1998, led to a decline in the Fund's NAV. As a result of these factors, NUO saw its premium (share price above NAV) widen by more than 3% over the past 12 months.



                                                               Total Return
          Market Yield               Premium(5)               on Share Price
--------------------------------------------------------------------------------
                   Taxable-                           1-Year Ended     Taxable-
       7/31/99 Equivalent(1)    7/31/98    7/31/99         7/31/99 Equivalent(1)
--------------------------------------------------------------------------------

NUO      5.47%         8.55%      8.48%     11.59%           5.09%        8.23%
--------------------------------------------------------------------------------


HOW WAS THE FUND'S DIVIDEND AFFECTED?
During the past 12 months, good call protection helped support the dividend of NUO and shield the income of this fund from erosion. In addition, excellent dividend management strategies, including the prudent use of leverage, enabled us to increase NUO's dividend effective August 1998. As of July 31, 1999, this fund had provided shareholders with steady or increasing dividends each month since its inception in October 1991.

In addition, as a leveraged fund, NUO issues preferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio, which may increase volatility. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.


WHAT KEY STRATEGIES WERE USED TO MANAGE NUO DURING THE PAST 12 MONTHS?
NUO is a well-structured leveraged fund that continued to achieve its goal of generating dependable tax-free income for shareholders. Because the Fund was assembled in the higher interest rate environment of 1991, the yields on the bonds currently held in the portfolio exceed the yields that can be purchased in the market today. As a result, the market environment of the past year did not provide many opportunities to purchase bonds that would have further enhanced the Fund's yield. The focus of our management strategies remained on maintaining the Fund's structure, including its relatively short fund duration(6). As of July 31, 1999, NUO had a fund duration of 7.49, compared with 7.51 in July 1998.

Overall, the Fund continued to offer excellent credit quality. At the end of July 1999, NUO had 84% of its portfolio invested in bonds rated AAA/U.S. guaranteed and AA. The Fund also had a 12% allocation in BBB and non-rated bonds, which generally provide enhanced levels of yield.

In the area of bond calls, NUO currently offers good levels of call protection, with only 4% of its portfolio subject to calls before 2001. This should provide additional protection for the Fund's dividend over this period. At that time, NUO will enter the normal part of the bond market cycle where we begin to see the potential for increased bond calls. To minimize the effect of these calls, we are already at work on strategies for managing through this period. Currently, we plan to hold high-yielding bonds for as long as possible to maximize income. We call these bonds "museum pieces" due to their high yields and good quality, which place them at a premium in today's market. As these bonds approach their call dates, we will look at selling selected bonds and reinvesting the proceeds into bonds that have the potential to support the Fund's dividend and enhance portfolio structure.


WHAT IS NUVEEN'S OUTLOOK FOR NUO?
Our focus in NUO will remain on supporting the income stream of this fund at the highest levels consistent with capital preservation. As one strategy for achieving this, we will consider increasing the Fund's exposure to the healthcare and housing sectors, especially in lower-rated investment-grade issues that provide the opportunity to add incremental yield. The Fund's current 12% weighting in BBB and non-rated bonds gives us the flexibility to explore this option. We will continue to watch both the new issuance and secondary markets for opportunities to purchase bonds that offer higher income and stronger long-term total return potential. Enhancing the Fund's tax efficiency will also continue to be a goal in the months ahead as we look to offset potential capital gains with capital losses.

Implementing strategies like these demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Ohio municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield and the combined federal and state income tax rate of 36%. The taxable-equivalent total return is based on the annualized total return and the 36% federal and state income tax rate.

2 NUO is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

3 The Lipper Peer Group return represents the average annualized return of the 18 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

4 Overall rating within the Morningstar Municipal Bond Category for the period ended July 31, 1999. Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated using a fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. NUO received 3 stars for the three-year period and 4 stars for the five-year period. The top 10% of the funds in an investment class receive 5 stars, and the next 22.5% receive 4 stars. The Fund was rated among 194 funds for the three-year period, 193 funds for the five-year period, and 30 funds for the 10-year period.

5 A fund's premium represents the percentage difference between the Fund's share price and its NAV.

6 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the Funds. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

Nuveen Ohio Quality Income Municipal Fund, Inc.
Performance Overview
As of July 31, 1999

NUO


Portfolio Statistics

Inception Date                               10/91
--------------------------------------------------
Share Price                                    $18
--------------------------------------------------
Net Asset Value                             $16.13
--------------------------------------------------
Market Yield                                 5.47%
--------------------------------------------------

Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      7.93%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State Tax Rate)(1)            8.55%
--------------------------------------------------
Fund Net Assets ($000)                    $228,961
--------------------------------------------------
Average Effective Maturity (Years)           15.53
--------------------------------------------------
Leverage-Adjusted Duration                    7.49
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         5.09%         2.74%
--------------------------------------------------
5-Year                         9.75%         7.99%
--------------------------------------------------
Since Inception                8.51%         8.12%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         8.23%         6.16%
--------------------------------------------------
5-Year                        13.17%        11.52%
--------------------------------------------------
Since Inception               11.90%        11.61%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                25%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 36%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


Bar Chart:
1998-1999 Monthly Tax-Free Dividends

8/98              0.082
9/98              0.082
10/98             0.082
11/98             0.082
12/98             0.082
1/99              0.082
2/99              0.082
3/99              0.082
4/99              0.082
5/99              0.082
6/99              0.082
7/99              0.082


Line Chart:
Share Price Performance
8/7/98            18.313
                  18.438
                  18.5
                  18.75
                  18.375
                  18.438
                  18.313
                  18.375
                  19
                  19.125
                  19.125
                  18.81
                  19
                  19.06
                  19.5
                  19.31
                  19.63
                  19.69
                  19.81
                  19.75
                  19.38
                  18.69
                  18.25
                  18.19
                  18.5
                  18.5
                  18.69
                  18.63
                  19
                  18.69
                  18.63
                  18.56
                  18.69
                  18.56
                  18.69
                  18.56
                  18.56
                  18.63
                  18.5
                  18.25
                  17.5
                  17.44
                  17.44
                  17.5
                  17.5
                  17.31
                  17.69
                  17.81
                  17.81
                  18
7/31/99           18

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Texas Quality Income Municipal Fund (NTX)
Portfolio Manager's Comments
Portfolio manager Mike Davern discusses the Texas municipal market, recent fund performance, and key strategies for the Nuveen Texas Quality Income Municipal Fund (NTX). With 17 years of experience as an investment professional, including eight years with Nuveen, Mike has managed NTX since July 1998.


WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE TEXAS MUNICIPAL MARKET DURING THE PAST 12 MONTHS?
Texas continued to demonstrate strong economic performance, as the state's reliance on the oil and gas sector diminished and the economy continued to diversify into services, construction, and manufacturing. Most of the growth in manufacturing is concentrated in the high-tech sector, which benefits from the state's central location and status as a major trading partner with Mexico. One indication of the reduced role of the oil and gas industry in the state's economy can be garnered from statistics showing that, in the 1980s, oil and gas accounted for 25% of the state's tax revenues, while that contribution is now less than 4%. Unemployment in the state was 4.5% in July 1999, compared with the national average of 4.3%. In June, Texas-issued bonds were upgraded to Aa1 from Aa2 by Moody's, which cited the state's strong economy, balanced financial operations, sizable cash balances, and maintenance of moderate debt levels.

Unlike the national and most state markets, the Texas municipal market enjoyed stable supply over the past year. A comparison for the first seven months of 1999 with the same period in 1998 showed that new state supply rose 4%, compared with a 23% decline in the national supply. This can be attributed in part to the fact that, despite higher interest rates, Texas issuers continued to bring large deals to market. The relative strength of the Texas municipal supply served to depress the prices of state paper slightly.


HOW DID NTX PERFORM IN THIS ENVIRONMENT?
For the 12 months ended July 31, 1999, NTX produced a total return on net asset value (NAV) of 1.21%, providing a taxable-equivalent total return(1) of 3.83% for shareholders in the 31% federal income tax bracket. The total return trails the Lehman Brothers Municipal Bond Index's(2) annual total return of 2.88% and an average total return of 1.55% for the Fund's Lipper peer group(3).

The underperformance of the Fund's total return on NAV relative to the Lehman index can be attributed to its fund duration(4). As of July 31, 1999, NTX had a fund duration of 9.73, compared with 7.30 for the Lehman index. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, longer duration can make the fund's NAV more vulnerable to price declines. Between August 1, 1998 and July 31, 1999, the yield on the Bond Buyer Revenue Bond Index(5) rose from 5.36% to 5.65%. This meant that funds with longer fund durations, like NTX, were more likely to underperform the market, as represented by the unleveraged Lehman index.

Over the past year, demand for NTX was hampered by rising interest rates and the relatively strong supply of municipal bonds in the Texas market. This, in turn, impacted share price performance. Although the Fund increased its dividend in May 1999, two months before the Fund's fiscal year end, the positive effect of such an increase takes longer to be seen in share price performance. The prevailing interest rate environment also led to a decline in the Fund's NAV. As a result of these factors, NTX moved from trading at a discount (share price below NAV) to a slight premium (share price above NAV).




                                                               Total Return
          Market Yield          Premium/Discount(6)           on Share Price
--------------------------------------------------------------------------------
                   Taxable-                           1-Year Ended     Taxable-
       7/31/99 Equivalent(1)    7/31/98    7/31/99         7/31/99 Equivalent(1)
--------------------------------------------------------------------------------

NTX      6.00%         8.70%     -1.34%      0.38%           2.97%        5.63%
--------------------------------------------------------------------------------


HOW WAS THE FUND'S DIVIDEND AFFECTED?
During the past 12 months, good call protection helped support the dividend of NTX and shield the income of this fund from erosion. In addition, excellent dividend management strategies, including the prudent use of leverage, enabled us to increase NTX's dividend, effective May 1999. As of July 31, 1999, this fund had provided shareholders with steady or increasing dividends for 15 consecutive months.

In addition, as a leveraged fund, NTX issues preferred shares that pay short-term interest rates to investors seeking short-term liquidity. The proceeds from the preferred shares are used to buy additional long-term bonds for the Fund's portfolio, which may increase volatility. When short-term interest rates remain below long-term rates, common shareholders can potentially earn extra income from the difference between the rate earned on the Fund's long-term portfolio and the short-term rate paid to preferred shareholders.


WHAT KEY STRATEGIES WERE USED TO MANAGE NTX DURING THE PAST 12 MONTHS?
NTX is well-structured and has continued to meet its objective of generating high levels of tax-free income for shareholders. As a result, the main strategy for NTX focused on taking advantage of the current market environment to enhance various aspects of the Fund's structure, such as: working to increase the level of tax-exempt income earned by the Fund, increasing call protection at attractive prices, and improving the Fund's tax efficiency.

Another strategy focused on duration, which we worked to extend after it had shortened during the previous market rally. As mentioned earlier, NTX's fund duration was 9.73 as of July 31, 1999, up from 8.63 in July 1998. This longer duration should help position the Fund to regain net asset value as the bond market recovers. Nuveen Research was instrumental in helping us identify the bonds that have the potential to achieve these goals.

We reduced our exposure in the healthcare sector, where supply was abundant, and increased our exposure in areas of the Texas municipal market where less paper was issued, such as the education and civic organizations sector. This strategy helps to enhance the value of the bonds in our portfolio.

Overall, the Fund continued to offer excellent credit quality. At the end of July 1999, NTX had 73% of its portfolio invested in bonds rated AAA/U.S. guaranteed and AA. The Fund also had a 15% allocation in BBB and non-rated bonds, which have generally provided enhanced levels of yield. As the yield spread, or the difference between higher credit quality securities and those of lower credit quality, widened in recent months, lower-rated securities became more attractive on a risk-adjusted basis. With interest rates at a higher level, and the widening differential in yield between credit sectors, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we were able to discover those bonds that offered adequate compensation for their risk level. An example of the types of securities we bought during the past year to take advantage of this situation was our purchase of $5 million in bonds issued by the Gulf Coast Waste Disposal Authority for the Valero Energy Corporation Project. These BBB- rated bonds, which have a maturity date of 2031, offered an above-market yield and also helped us achieve our goals of lengthening the Fund's duration and enhancing call protection.

In the area of call protection, only 6% of NTX's portfolio is currently subject to bond calls prior to 2001. This should provide additional protection for the Fund's dividend over this period.


WHAT IS NUVEEN'S OUTLOOK FOR NTX?
Over the next 12 months, our focus for NTX will be on taking advantage of market conditions to purchase well-structured bonds offering attractive yields that help support the Fund's dividend. Our goals in making these purchases will continue to be increasing tax-free income, extending call protection, and increasing tax efficiency by offsetting potential capital gains with capital losses. We will continue to watch all sectors of the market for opportunities and situations that offer higher yields at attractive prices.

The implementation of these strategies demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the Texas municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield and the federal income tax rate of 31%. The taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.

2 NTX is compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade Texas municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

3 The Lipper Peer Group return represents the average annualized return of the 18 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A fund's premium or discount represents the percentage difference between the Fund's share price and its NAV.

Nuveen Texas Quality Income Municipal Fund
Performance Overview
As of July 31, 1999

NTX


Portfolio Statistics
Inception Date                               10/91
--------------------------------------------------
Share Price                               $15 3/16
--------------------------------------------------
Net Asset Value                             $15.13
--------------------------------------------------
Market Yield                                 6.00%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  8.70%
--------------------------------------------------
Fund Net Assets ($000)                    $211,784
--------------------------------------------------
Average Effective Maturity (Years)           18.63
--------------------------------------------------
Leverage-Adjusted Duration                    9.73
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         2.97%         1.21%
--------------------------------------------------
5-Year                         7.23%         7.33%
--------------------------------------------------
Since Inception                6.69%         7.49%
--------------------------------------------------

Taxable-Equivalent Total Return(1)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         5.63%         3.83%
--------------------------------------------------
5-Year                        10.14%        10.18%
--------------------------------------------------
Since Inception                9.55%        10.35%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                19%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------


1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

2 The Fund also paid shareholders capital gains distributions in December of $0.0745 per share.


Bar Chart:
1998-1999 Monthly Tax-Free Dividends(2)

8/98              0.075
9/98              0.075
10/98             0.075
11/98             0.075
12/98             0.075
1/99              0.075
2/99              0.075
3/99              0.075
4/99              0.075
5/99              0.076
6/99              0.076
7/99              0.076


Line Chart:
Share Price Performance
8/7/98            15.75
                  15.688
                  15.75
                  15.875
                  15.625
                  15.5
                  15.625
                  15.625
                  16
                  15.875
                  15.813
                  15.88
                  15.94
                  15.94
                  16.25
                  16.13
                  16.44
                  16.44
                  16.25
                  16.06
                  15.75
                  15.63
                  15.44
                  15.69
                  15.88
                  15.94
                  16.06
                  16.06
                  16.06
                  16.06
                  15.88
                  15.81
                  15.81
                  15.38
                  15.5
                  15.5
                  15.69
                  15.44
                  15.25
                  15.38
                  15.38
                  15.25
                  15.5
                  15.13
                  15.38
                  15.5
                  15.44
                  15.31
7/31/99           15.19

Weekly Closing Price
Past performance is not predictive of future results.

Report of Independent Auditors

The Boards of Directors, Trustees and Shareholders
Nuveen Arizona Premium Income Municipal Fund, Inc.
Nuveen Michigan Quality Income Municipal Fund, Inc.
Nuveen Michigan Premium Income Municipal Fund, Inc.
Nuveen Ohio Quality Income Municipal Fund, Inc.
Nuveen Texas Quality Income Municipal Fund


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc. and Nuveen Texas Quality Income Municipal Fund as of July 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc. and Nuveen Texas Quality Income Municipal Fund at July 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Chicago, Illinois
September 11, 1999

                            Portfolio of Investments
                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
                            July 31, 1999


   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 4.9%

$   5,000,000   The Industrial Development Authority of the County of Gila, Arizona,      1/08 at 102        Baa2      $4,676,600
                 Environmental Revenue Refunding Bonds (ASARCO Incorporated
                 Project), Series 1998, 5.550%, 1/01/27


---------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.2%

    1,750,000   Student Loan Acquisition Authority of Arizona, Student Loan               5/04 at 102          Aa       1,857,538
                 Revenue Bonds, Series 1994B, Subordinated Fixed Rate Bonds,
                 6.600%, 5/01/10 (Alternative Minimum Tax)

      100,000   University of Arizona Telecommunications System, Certificates of          7/02 at 102          A+         106,902
                 Participation, Series 1991, 6.500%, 7/15/12

    1,000,000   Arizona Board of Regents, University of Arizona, System Revenue           6/02 at 102          AA       1,065,600
                 Refunding Bonds, Series 1992, 6.250%, 6/01/11


---------------------------------------------------------------------------------------------------------------------------------
                Health Care - 12.3%

    1,500,000   The Industrial Development Authority of the County of Maricopa,           7/02 at 102         AAA       1,568,400
                 Arizona, Insured Health Facility Revenue Bonds (Catholic Healthcare
                 West), Series 1992A, 5.750%, 7/01/11

    3,500,000   The Industrial Development Authority of the County of Maricopa,          No Opt. Call         AAA       4,202,415
                 Arizona, Samaritan Health Services Hospital System Revenue
                 Refunding Bonds, Series 1990A, 7.000%, 12/01/16

      600,000   The Industrial Development Authority of the County of Maricopa,           9/05 at 101         AAA         602,106
                 Arizona, Baptist Hospital System Revenue Refunding Bonds,
                 Series 1995, 5.500%, 9/01/16

    2,000,000   Hospital District No. One, Mohave County, Arizona, Refunding              6/02 at 101         AAA       2,119,300
                 General Obligation Bonds (Kingman Regional Medical Center
                 Project), Series 1992, 6.500%, 6/01/15

    2,000,000   University Medical Center Corporation, Tucson, Arizona,                   7/02 at 102         AAA       2,120,460
                 Hospital Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/16

    1,055,000   The Industrial Development Authority of the City of Winslow, Arizona,     6/08 at 101         N/R         987,543
                 Hospital Revenue Bonds (Winslow Memorial Hospital Project),
                 Series 1998, 5.500%, 6/01/22


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 7.6%

    1,500,000   The Industrial Authority of the County of Maricopa, Arizona,             10/09 at 102         Aaa       1,420,020
                 Multifamily Housing Revenue Bonds (Arborwood Apartments Project),
                 Series 1999A, 5.050%, 10/01/29

    1,670,000   The Industrial Development Authority of the City of Phoenix, Arizona,    12/05 at 103         AAA       1,612,101
                 Multifamily Housing Revenue Bonds, Series 1998A (Heather
                 Ridge Apartments Project), 5.200%, 12/15/21
                 (Alternative Minimum Tax)

    4,000,000   The Industrial Development Authority of the City of Tucson,              12/06 at 102         AAA       4,160,440
                 Arizona, Tax-Exempt Multifamily Housing Revenue Refunding
                 Bonds, Series 1996, 5.900%, 12/20/31


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.3%

      415,000   The Industrial Development Authority of the City of Phoenix,              6/05 at 102         AAA         428,114
                 Arizona, Statewide Single Family Mortgage Revenue Bonds,
                 Series 1995, 6.150%, 6/01/08 (Alternative Minimum Tax)

      335,000   The Industrial Development Authority of the County of Pima,               8/05 at 102           A         351,810
                 Arizona, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1995A, 6.500%, 2/01/17

    2,205,000   The Industrial Development Authority of the County of Pima,               5/07 at 102         AAA       2,313,045
                 Arizona, Single Family Mortgage Revenue Bonds, Series 1997A,
                 6.250%, 11/01/30 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.1%

    1,000,000   The Industrial Development Authority of the County of Mohave,             5/06 at 103         AAA       1,054,370
                 Arizona, Health Care Revenue Refunding Bonds, Series 1996
                 (GNMA Collateralized - Chris Ridge and Silver Ridge Village Projects),
                 6.375%, 11/01/31


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.7%

    1,500,000   Paradise Valley Unified School District No. 69 of Maricopa                7/03 at 102         AAA       1,612,245
                 County, Arizona, School Improvement Bonds, Project of 1990,
                 Series 1993D, 5.875%, 7/01/12

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

$   1,400,000   Chandler Unified School District No. 80 of Maricopa County,               7/03 at 101         AAA      $1,480,794
                 Arizona, General Obligation Refunding Bonds, Series 1993,
                 5.950%, 7/01/10

    2,500,000   City of Phoenix, Arizona, General Obligation Refunding Bonds,             7/02 at 102         AA+       2,671,400
                 Series 1992, 6.375%, 7/01/13

      585,000   Tempe Union High School District No. 213 of Maricopa County,              7/04 at 101         AAA         619,644
                 Arizona, School Improvement and Refunding Bonds,
                 Series 1994, 6.000%, 7/01/12


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 11.9%

                City of Bullhead, Bullhead Parkway Improvement District
                Improvement Bonds:
      910,000    6.100%, 1/01/08                                                          1/03 at 103        Baa2         952,652
      970,000    6.100%, 1/01/09                                                          1/03 at 103        Baa2       1,015,464

    1,600,000   City of Lake Havasu, City Municipal Property Corporation                  6/02 at 101         AAA       1,693,664
                 Facilities Revenue Bonds, Series 1993, 6.000%, 6/01/08

    2,000,000   Hospital District No. One, Maricopa County, Arizona,                      6/08 at 102         AAA       1,896,760
                 General Obligation Bonds, Series 1998, 5.000%, 6/01/21

    2,150,000   Phoenix Civic Plaza Building Corporation, Senior Lien Excise              7/05 at 101         AA+       2,289,148
                 Tax Revenue Bonds, Series 1994, 6.000%, 7/01/14

    1,750,000   City of Phoenix Civic Improvement Corporation, Arizona,                   7/09 at 101         AA+       1,721,773
                 Senior Lien Excise Tax Revenue Bonds, Series 1999A (Phoenix
                 Municipal Courthouse Project), 5.375%, 7/01/29

    1,000,000   Puerto Rico Highway and Transportation Authority, Transportation          7/08 at 101           A         910,420
                 Revenue Bonds, Series A, 5.000%, 7/01/38

      725,000   City of Tucson, Arizona, Certificates of Participation,                   7/04 at 100          AA         776,765
                 Series 1994, 6.375%, 7/01/09


---------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.4%

    5,000,000   Tucson Airport Authority, Inc. (Arizona), Airport Revenue Bonds,          6/03 at 102         AAA       5,145,600
                 Refunding Series 1993, 5.700%, 6/01/13


---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 24.8%

    3,195,000   Kyrene Elementary School District No. 28 of Maricopa County,              7/02 at 100         AAA       3,358,073
                 Arizona, School Improvement Bonds, Project of 1990,
                 Series 1993-E, 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

                The Industrial Development Authority of the County of Mohave, Arizona,
                Hospital System Revenue Refunding Bonds (Medical Environments, Inc.
                and Phoenix Baptist Hospital and Medical Center Inc.), Series 1993:
    5,000,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                7/03 at 102         Aaa       5,522,900
    1,000,000    7.000%, 7/01/16 (Pre-refunded to 7/01/03)                                7/03 at 102         Aaa       1,113,510

    3,700,000   City of Phoenix, Arizona, Civic Improvement Corporation,                  7/03 at 102         AAA       4,009,949
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/23 (Pre-refunded to 7/01/03)

    1,510,000   Metropolitan Domestic Water Improvement District of Pima                  1/03 at 101         AAA       1,616,062
                 County, Arizona, Special Assessment and Water Revenue
                 Bonds, Series 1992, 6.200%, 1/01/12 (Pre-refunded to 1/01/03)

    1,415,000   Tempe Union High School District No. 213 of Maricopa County,              7/04 at 101         AAA       1,528,469
                 Arizona, School Improvement and Refunding Bonds, Series 1994,
                 6.000%, 7/01/12 (Pre-refunded to 7/01/04)

    3,000,000   City of Tucson, Arizona, General Obligation Bonds,                        7/04 at 101         AAA       3,273,450
                 Series 1984-G, 6.250%, 7/01/18 (Pre-refunded to 7/01/04)

    1,290,000   City of Tucson, Arizona, General Obligation Bonds, Series 1994-B,         7/06 at 101       AA***       1,387,627
                 5.750%, 7/01/18 (Pre-refunded to 7/01/06)

    1,500,000   City of Tucson, Arizona, Water System Revenue Bonds,                      7/06 at 101         AAA       1,639,260
                 Series 1994-A, 6.000%, 7/01/21 (Pre-refunded to 7/01/06)


---------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.2%

    2,000,000   The Industrial Development Authority of the County of Mohave,            11/03 at 101         A-1       2,112,460
                 Arizona, Industrial Development Revenue Bonds, 1994 Series
                 (Citizen Utilities Company Projects), 6.600%, 5/01/29
                 (Alternative Minimum Tax)

    1,000,000   Navajo County, Arizona, Pollution Control Corporation, Pollution          8/03 at 102          A-       1,009,570
                 Control Revenue Refunding Bonds (Arizona Public Service
                 Company), 1993 Series A, 5.875%, 8/15/28

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------

                Utilities (continued)

$   1,710,000   The Industrial Development Authority of the County of Pima,               1/02 at 103         AAA      $1,858,770
                 Arizona, Industrial Development Lease Obligation Refunding
                 Revenue Bonds, 1988 Series A (Irvington Project),
                 7.250%, 7/15/10

    2,030,000   Salt River Project, Agricultural Improvement and Power District,          1/02 at 100          AA       2,067,677
                 Arizona, Salt River Project Electric System Revenue Bonds,
                 1992 Series D, 5.750%, 1/01/19

    1,650,000   Salt River Project, Agricultural Improvement and Power District,          1/04 at 102          AA       1,588,224
                 Arizona, Electric System Revenue Refunding Bonds,
                 1993 Series C, 5.000%, 1/01/16

    2,000,000   The Industrial Development Authority of the County of Yavapai,            6/07 at 101         A-1       1,997,940
                 Arizona, Industrial Development Revenue Bonds, 1998 Series
                 (Citizens Utilities Company Project), 5.450%, 6/01/33
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 7.2%

    2,150,000   Arizona Municipal Financing Program of 1992, Refunding Certificates       8/02 at 101         AAA       2,238,472
                 of Participation, Series 1, 6.000%, 8/01/17

      500,000   Wastewater Management Authority of Arizona, Wastewater                    7/05 at 102         AAA         518,790
                 Treatment Financial Assistance Revenue Bonds, Series 1995,
                 5.750%, 7/01/15

      500,000   The Industrial Development Authority of the County of Maricopa,          12/07 at 102         AAA         483,550
                 Arizona, Water System  Improvement Revenue Bonds (Chaparral
                 City Water Company Project), Series 1997A,
                 5.400%, 12/01/22 (Alternative Minimum Tax)

    3,500,000   City of Tucson, Arizona, Water System Revenue Refunding Bonds,            7/02 at 102          A+       3,600,030
                 Series 1992A, 5.750%, 7/01/18
---------------------------------------------------------------------------------------------------------------------------------
$  90,370,000   Total Investments - (cost $89,730,530) - 99.6%                                                         94,357,876
=============
                Other Assets Less Liabilities - 0.4%                                                                      417,071
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $94,774,947
                =================================================================================================================



                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                            July 31, 1999
   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------

                Capital Goods - 0.4%

$   1,000,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds                12/03 at 102         BBB      $1,038,540
                 (WMX Technologies, Inc. Project), Series 1993,
                 6.000%, 12/01/13 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 5.0%

                Board of Trustees of Ferris State University, Michigan, General
                Revenue Bonds, Series 1998:
    5,020,000    5.000%, 10/01/23                                                         4/08 at 100         AAA       4,683,058
    2,000,000    5.000%, 10/01/28                                                        No Opt. Call         AAA       1,851,280

                Michigan Higher Education Student Loan Authority, Student Loan
                and Refunding Revenue Bonds, Series XV-A:
    1,000,000    6.800%, 10/01/07 (Alternative Minimum Tax)                              10/02 at 102           A       1,059,030
    1,250,000    6.800%, 10/01/08 (Alternative Minimum Tax)                              10/02 at 102           A       1,323,788
      990,000    6.800%, 10/01/09 (Alternative Minimum Tax)                              10/02 at 102           A       1,046,955

    2,000,000   Board of Trustees of Oakland University, Michigan, General                5/05 at 102         AAA       2,071,500
                 Revenue Bonds, Series 1995, 5.750%, 5/15/15

    1,450,000   Board of Trustees of Western Michigan University, General                 7/03 at 102         AAA       1,355,562
                 Revenue Bonds, Series 1993A, 5.000%, 7/15/21


---------------------------------------------------------------------------------------------------------------------------------
                Health Care - 6.7%

    2,235,000   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage          8/08 at 100         AAA       2,237,347
                 Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

    8,800,000   Michigan State Hospital Finance Authority, Hospital Revenue               5/01 at 100         AA-       8,914,400
                 Bonds (Mercy Mount Clemens Corporation),
                 Series 1992, 6.000%, 5/15/17

    4,500,000   Michigan State Hospital Finance Authority, Hospital Revenue               8/08 at 101         BBB       3,841,965
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28

    1,000,000   Michigan State Hospital Finance Authority, Hospital Revenue               5/09 at 101         AA+         911,440
                 Bonds (Charity Obligated Group), Series 1999A,
                 5.125%, 11/01/29

    1,000,000   Michigan State Hospital Finance Authority, Revenue and                   11/09 at 101        BBB+         994,370
                 Refunding Bonds (Memorial Healthcare Center Obligated
                 Group), Series 1999, 5.875%, 11/15/21

    2,195,000   Regents of the University of Michigan, Medical Service                   No Opt. Call         Aa2       1,223,888
                 Plan Revenue Bonds, Series 1991, 0.000%, 12/01/10


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.3%

    5,250,000   Michigan State Housing Development Authority, Limited                    10/02 at 103         AAA       5,597,235
                 Obligation Revenue Bonds (Parkway Meadows Project),
                 Series 1991, 6.850%, 10/15/18

      760,000   Michigan State Housing Development Authority, Rental                      1/02 at 102         AA-         808,275
                 Housing Revenue Bonds, 1991 Series A, 7.150%, 4/01/10
                 (Alternative Minimum Tax)

    3,695,000   Michigan State Housing Development Authority, Rental                      1/02 at 102         AA-       3,903,878
                 Housing Revenue Bonds, 1991 Series B, 7.100%, 4/01/21

    6,795,000   Michigan State Housing Development Authority, Rental                      4/09 at 101         AAA       6,526,258
                 Housing Revenue Bonds, 1999 Series A, 5.300%, 10/01/37
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 1.1%

    2,160,000   Michigan State Housing Development Authority, Single                     12/01 at 102         AA+       2,253,528
                 Family Mortgage Revenue Bonds, 1991 Series B,
                 6.950%, 12/01/20

      740,000   Michigan State Housing Development Authority, Single Family               6/02 at 102         AA+         754,704
                 Mortgage Revenue Bonds, 1992 Series A, 6.875%, 6/01/23

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 3.7%

$   2,000,000   The Economic Development Corporation of the Charter Township              7/09 at 101           A      $1,838,760
                 of Grand Rapids (Michigan), Limited Obligation Revenue Bonds
                 (Porter Hills Obligated Group, Cook Valley Estates Project),
                 Series 1999, 5.450%, 7/01/29

    1,250,000   Michigan State Hospital Finance Authority, Revenue Bonds                  1/07 at 102         N/R       1,296,013
                 (Presbyterian Villages of Michigan Obligated Group),
                 Series 1997, 6.375%, 1/01/25

    1,300,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds                 7/08 at 101           A       1,211,730
                 (Porter Hills Presbyterian Village Inc. Project), Series 1998,
                 5.375%, 7/01/28

    5,280,000   The Economic Development Corporation of the City of Warren,               3/02 at 101         Aaa       5,487,926
                 Nursing Home Revenue Refunding Bonds (GNMA
                 Mortgage-Backed Security - Autumn Woods Project), Series 1992,
                 6.900%, 12/20/22


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 18.0%

    1,000,000   Belding Area Schools, Counties of Ionia, Kent and Montcalm,               5/08 at 100         AAA         928,320
                 State of Michigan, 1998 Refunding Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 5/01/26

    1,200,000   Berkley School District, County of Oakland, State of Michigan,            1/05 at 101         AAA       1,296,600
                 1995 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 6.000%, 1/01/19

    1,000,000   Chippewa Valley Schools, County of Macomb, State of Michigan,             5/03 at 102         AAA         935,130
                 1993 Refunding Bonds (General Obligation - Unlimited
                 Tax), 5.000%, 5/01/21

    2,250,000   Clarkston Community Schools, County of Oakland, State of                  5/07 at 100         AAA       2,168,505
                 Michigan, 1997 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.250%, 5/01/23

    1,250,000   Coopersville Area Public Schools, Counties of Ottawa and                  5/09 at 100         AAA       1,154,588
                 Muskegon, State of Michigan, 1999 School Building and
                 Site Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/29

    5,720,000   School District of the City of Detroit, Wayne County,                     5/09 at 101         AAA       5,032,399
                 State of Michigan, School Building and Site Improvement
                 Bonds (General Obligation - Unlimited Tax), Series 1998A,
                 4.750%, 5/01/28

    1,355,000   Township of Blair, County of Grand Traverse, State of Michigan,          11/10 at 100         AAA       1,296,423
                 1998 Water System Improvements Project (General
                 Obligation - Unlimited Tax), 5.200%, 11/01/23

    3,725,000   Lake Orion Community School District, County of Oakland,                  5/05 at 101         AAA       3,704,140
                 State of Michigan, 1995 Refunding Bonds (General
                 Obligation - Unlimited Tax), 5.500%, 5/01/20

    1,000,000   School District of the City of Lincoln Park, County of Wayne,             5/07 at 100         AAA         959,570
                 State of Michigan, 1997 Refunding Bonds
                 (Unlimited Tax), 5.000%, 5/01/17

    1,000,000   Mancelona Public School District, General Obligation Bonds,               5/06 at 100         AAA         982,300
                 Series 1997 (Antrim and Kalkaska Counties), 5.200%, 5/01/17

    6,650,000   Mattawan Consolidated School, Counties of Van Buren and                   5/02 at 102         AA+       7,067,554
                 Kalamazoo, State of Michigan, 1992 Refunding Bonds
                 (General Obligation - Unlimited Tax), 6.300%, 5/01/17

    2,500,000   Montrose Township School District, State of Michigan,                    No Opt. Call         AAA       2,700,050
                 School Building and Site Bonds, Series 1997, 6.000%, 5/01/22

    1,045,000   Nice Community School District, Counties of Marquette and                 5/04 at 101         AAA       1,008,425
                 Baraga, State of Michigan, 1995 School Building and
                 Site Bonds (General Obligation - Unlimited Tax),
                 5.250%, 5/01/20

    1,225,000   North Branch Area Schools, County of Lapeer, State of Michigan,       5/03 at 101 1/2         AAA       1,200,280
                 1993 Refunding Bonds (General Obligation - Unlimited
                 Tax), 5.375%, 5/01/21

    1,470,000   Parchment School District, County of Kalamazoo, State of Michigan,       No Opt. Call         AAA       1,391,531
                 1998 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 5/01/25

      685,000   Reeths-Puffer Schools, County of Muskegon, State of                       5/05 at 101         AAA         709,078
                 Michigan, 1995 School Building and Site Refunding Bonds,
                 5.750%, 5/01/15

      600,000   Rockford Public Schools, Kent County, 1997 School Building and            5/07 at 100         AAA         575,844
                 Site Bonds (General Obligation - Unlimited Tax), 5.250%, 5/01/27

                Western Townships Utilities Authority, Sewage Disposal System
                Refunding Bonds, Series 1991:
    1,500,000    6.750%, 1/01/15                                                          1/02 at 100         AAA       1,575,960
    5,040,000    6.500%, 1/01/19                                                          1/02 at 100         AAA       5,266,649

    1,725,000   Williamston Community School District (General                           No Opt. Call         AAA       1,745,079
                 Obligation - Unlimited Tax), Series 1996, 5.500%, 5/01/25

    1,000,000   Wyoming Public Schools, County of Kent, State of Michigan,                5/09 at 100         AAA         934,840
                 1999 Refunding Bonds (General Obligation - Unlimited
                 Tax), 5.000%, 5/01/22

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

                Zeeland Public Schools, Counties of Ottawa and Allegan, State of
                Michigan, 1999 School Building and Site Bonds (General
                Obligation - Unlimited Tax):
$   3,000,000    5.250%, 5/01/22 (WI)                                                     5/09 at 100         AAA      $2,889,870
    3,000,000    5.375%, 5/01/25 (DD)                                                     5/09 at 100         AAA       2,930,250


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 4.3%

    2,000,000   Michigan Municipal Bond Authority, Local Government                       5/02 at 102           A       2,126,860
                 Loan Program Revenue Bonds, Series 1992D, 6.650%, 5/01/12

    3,800,000   State Building Authority, State of Michigan, 1991 Revenue                10/01 at 102          AA       3,992,166
                 Refunding Bonds, Series I, 6.250%, 10/01/20

    1,825,000   State Building Authority, State of Michigan, 1991 Revenue Bonds,         10/01 at 102          AA       1,934,464
                 Series II, 6.800%, 10/01/21

    1,000,000   State Building Authority, State of Michigan, 1998 Revenue                10/09 at 100          AA         894,410
                 Bonds, Series I (Facilities Program), 4.750%, 10/15/21

                State of Michigan, State Trunk Line Fund Refunding Bonds,
                Series 1998A:
    1,350,000    4.750%, 11/01/20                                                        11/08 at 101         AAA       1,216,863
    1,500,000    5.000%, 11/01/26                                                        11/08 at 101         AAA       1,391,595


---------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.0%

    2,505,000   Charter County of Wayne, Michigan, Airport Revenue Bonds                 12/01 at 102         AAA       2,668,602
                 (Detroit Metropolitan Wayne County Airport), Subordinate Lien,
                 Series 1991B, 6.750%, 12/01/21 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 29.8%

    3,935,000   Anchor Bay School District, Counties of Macomb and                    5/03 at 101 1/2         AAA       4,157,328
                 St. Clair, State of Michigan, 1993 School Building and
                 Site Bonds (General Obligation - Unlimited Tax),
                 5.550%, 5/01/19 (Pre-refunded to 5/01/03)

    1,930,000   Central Michigan University, Revenue Bonds, Series 1997,                  4/07 at 101         AAA       2,046,321
                 5.500%, 10/01/17 (Pre-refunded to 4/01/07)

    2,000,000   School District of the City of Detroit, Wayne County,                     5/06 at 102         AAA       2,155,120
                 State of Michigan, School Building and Site Improvement
                 Bonds (General Obligation - Unlimited Tax), Series 1996A,
                 5.700%, 5/01/25 (Pre-refunded to 5/01/06)

      180,000   City of Detroit, County of Wayne, State of Michigan, Sewage              No Opt. Call         Aaa         182,360
                 Disposal System Revenue Bonds, Series 1979, 6.900%, 12/15/99

    1,000,000   Essexville-Hampton Public Schools, County of Bay, State of                5/07 at 100         AAA       1,053,720
                 Michigan, 1997 School Building and  Site Bonds (General
                 Obligation - Unlimited Tax), 5.500%, 5/01/17
                 (Pre-refunded to 5/01/07)

    1,600,000   Gaylord Community Schools, Counties of Ostego and Antrim,                 5/02 at 102      AA+***       1,727,904
                 State of Michigan, 1992 School Building and Site
                 Refunding Bonds, 6.600%, 5/01/21 (Pre-refunded to 5/01/02)

    1,325,000   Greenville Public Schools, Counties of Montcalm, Kent and Ionia,          5/04 at 101         AAA       1,413,099
                 State of Michigan, 1995  School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.750%, 5/01/14
                 (Pre-refunded to 5/01/04)

    1,000,000   Grosse Ile Township School District, School Improvement                   5/07 at 100         AAA       1,085,930
                 Refunding Bonds, General Obligation, Series 1996,
                 6.000%, 5/01/22 (Pre-refunded to 5/01/07)

    1,250,000   Gull Lake Community Schools, Counties of Kalamazoo, Barry and             5/01 at 102         AAA       1,332,162
                 Calhoun, State of Michigan, 1991 School Building and Site
                 Bonds, 6.800%, 5/01/21 (Pre-refunded to 5/01/01)

    3,100,000   Hemlock Public School District, Counties of Saginaw and Midland,          5/02 at 102      AA+***       3,365,701
                 State of Michigan, 1992 School Building and Site Refunding
                 Bonds, 6.750%, 5/01/21 (Pre-refunded to 5/01/02)

    1,000,000   Huron Valley School District, Counties of Oakland and Livingston,         5/07 at 100         AAA       1,077,880
                 State of Michigan, 1996  School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.875%, 5/01/16
                 (Pre-refunded to 5/01/07)

    2,000,000   Lincoln Park School District, General Obligation Bonds,                   5/06 at 101         AAA       2,168,240
                 Series 1996, 5.900%, 5/01/26 (Pre-refunded to 5/01/06)

    1,000,000   Marquette Area Public Schools, County of Marquette,                       5/01 at 102         AAA       1,064,060
                 State of Michigan, 1991 School Building and Site Bonds,
                 Series B (General Obligation - Unlimited Tax), 6.700%, 5/01/21
                 (Pre-refunded 5/01/01)

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)
$   3,100,000   Michigan Municipal Bond Authority, State Revolving Fund Revenue          10/02 at 102      AA+***      $3,373,730
                 Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

    3,035,000   Michigan State Hospital Finance Authority, Hospital Revenue              12/02 at 102         AAA       3,340,928
                 Bonds (Mid-Michigan Obligated Group), Series 1992,
                 6.900%, 12/01/24 (Pre-refunded to 12/01/02)

    1,450,000   Michigan State Hospital Finance Authority, Hospital Revenue               9/01 at 102         Aaa       1,577,760
                 Bonds (McLaren Obligated Group), Series 1991A,
                 7.500%, 9/15/21 (Pre-refunded to 9/15/01)

    9,355,000   Michigan State Hospital Finance Authority, Hospital Revenue              11/01 at 102      Aa2***       10,106,86
                 Bonds (Daughters of Charity National Health System-
                 Providence Hospital), Series 1991, 7.000%, 11/01/21
                 (Pre-refunded to 11/01/01)

    2,150,000   North Branch Area Schools, County of Lapeer, State of Michigan,           5/02 at 102      AA+***       2,321,871
                 1992 School Building and Site Refunding Bonds
                 (General Obligation - Unlimited Tax), 6.600%, 5/01/17
                 (Pre-refunded to 5/01/02)

    1,500,000   Perry Public Schools, Counties of Shiawassee and Ingham,              5/02 at 101 1/2         AAA       1,606,155
                 State of Michigan, 1992 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 6.375%, 5/01/22
                 (Pre-refunded to 5/01/02)

    4,650,000   Plymouth-Canton Community Schools, Counties of Wayne and                  5/01 at 101      AA+***       4,909,005
                 Washtenaw, State of Michigan, 1991 School Building and
                 Site Refunding Bonds, Series B, 6.800%, 5/01/11
                 (Pre-refunded to 5/01/01)

      620,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan,             5/05 at 101         AAA         664,460
                 1995 School Building and Site Refunding Bonds, 5.750%, 5/01/15
                 (Pre-refunded to 5/01/05)

    6,385,000   City of Royal Oak Hospital Finance Authority, State of Michigan,          1/01 at 102         Aaa       6,747,668
                 Hospital Revenue Bonds (William Beaumont Hospital),
                 Series 1991D, 6.750%, 1/01/20 (Pre-refunded to 1/01/01)

    4,845,000   Saginaw-Midland Municipal Water Supply Corporation,                       9/04 at 102        A***       5,460,024
                 State of Michigan, Water Supply Revenue Bonds
                 (General Obligation - Unlimited Tax), Series 1992,
                 6.875%, 9/01/16 (Pre-refunded to 9/01/04)

    2,400,000   Three Rivers Community Schools, Counties of Cass and                      5/06 at 102         AAA       2,615,712
                 St. Joseph, State of Michigan, 1996 School Building and
                 Site Bonds (General Obligation - Unlimited Tax),
                 6.000%, 5/01/23 (Pre-refunded to 5/01/06)

    9,250,000   Regents of the University of Michigan, Medical Service                   12/01 at 102      Aa2***       9,911,005
                 Plan Revenue Bonds, Series 1991, 6.500%, 12/01/21
                 (Pre-refunded to 12/01/01)

    4,200,000   Warren Consolidated Schools, Counties of Macomb and Oakland,              5/01 at 102       Aa***       4,466,070
                 State of Michigan, 1991 School Building and Site Refunding
                 Bonds (General Obligation - Unlimited Tax), 6.700%, 5/01/21
                 (Pre-refunded to 5/01/01)


---------------------------------------------------------------------------------------------------------------------------------
                Utilities - 15.0%

    6,425,000   The Economic Development Corporation of the City of Detroit,              5/01 at 102         AAA       6,790,968
                 Resource Recovery Revenue Bonds, Series 1991A,
                 6.875%, 5/01/09 (Alternative Minimum Tax)

    2,390,000   Michigan South Central Power Agency, Power Supply System Revenue         11/01 at 102        Baa1       2,517,172
                 Refunding Bonds, 1991 Series, 6.750%, 11/01/10

    3,630,000   Michigan Strategic Fund, Adjustable Rate Demand Limited                  No Opt. Call         AAA       4,365,002
                 Obligation Refunding Revenue Bonds (The Detroit Edison
                 Company Pollution Control Bonds Project), Series 1990BB,
                 7.000%, 5/01/21

    4,330,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue             9/01 at 102         AAA       4,616,603
                 Bonds (The Detroit Edison Company Pollution Control Bonds
                 Project), Collateralized Series 1991CC, 6.950%, 9/01/21

    7,600,000   Michigan Strategic Fund Limited Obligation Refunding Revenue             12/01 at 102         AAA       8,125,920
                 Bonds (The Detroit Edison Company Pollution Control Bonds
                 Project), Collateralized Series 1991DD, 6.875%, 12/01/21

    7,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds               9/02 at 102         AAA       7,550,410
                 (The Detroit Edison Company Monroe and Fermi Plants Project),
                 Collateralized Series 1992-1, 6.875%, 9/01/22
                 (Alternative Minimum Tax)

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                7/05 at 100        BBB+         993,800
                 Series X, 5.500%, 7/01/25

    5,000,000   City of Wyandotte, County of Wayne, State of Michigan,                   10/02 at 102         AAA       5,324,650
                 1992 Electric Revenue Refunding Bonds, 6.250%, 10/01/17


---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.6%

    5,250,000   City of Detroit, Michigan, Sewage Disposal System Revenue                 7/05 at 100         AAA       4,872,364
                 Refunding Bonds, Series 1995-B, 5.000%, 7/01/25

    7,000,000   City of Detroit, Michigan, Sewage Disposal System Revenue                 7/07 at 101         AAA       6,489,140
                 Bonds, Series 1997-A, 5.000%, 7/01/27

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$   6,000,000   City of Detroit, Michigan, Water Supply System Revenue and                7/04 at 102         AAA      $5,591,940
                 Revenue Refunding Bonds, Series 1993, 5.000%, 7/01/23

    1,000,000   City of Grand Rapids, Michigan, Sanitary Sewer System                     7/08 at 101         AAA         885,580
                 Improvement and Refunding Revenue Bonds, Series 1998-A,
                 4.750%, 1/01/28
---------------------------------------------------------------------------------------------------------------------------------
$ 257,475,000   Total Investments - (cost $250,417,617) - 97.9%                                                       262,964,398
=============
                Short-Term Investments - 0.4%
$   1,000,000   The Economic Development Corporation of the County of                                         P-1       1,000,000
=============    Delta, Michigan, Environmental Improvement Revenue Refunding
                 Bonds, 1985 Series E (Mead-Escanaba Paper Company Project),
                 Variable Rate Demand Bonds, 3.400%, 12/01/23+
                -----------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                    4,626,759
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $268,591,157
                =================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis
                         (note 1).

                    (WI) Security purchased on a when-issued basis (note 1).

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
                            July 31, 1999

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 2.8%

$   3,050,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (Waste         12/02 at 102         BBB      $3,235,074
                 Management, Inc. Project), Series 1992, 6.625%, 12/01/12
                 (Alternative Minimum Tax)

    1,370,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds                12/03 at 102         BBB       1,422,800
                 (WMX Technologies, Inc. Project), Series 1993,
                 6.000%, 12/01/13 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 6.0%

    1,950,000   Board of Regents of Eastern Michigan University, General                 12/06 at 101         AAA       1,970,417
                 Revenue Bonds, Series 1997, 5.500%, 6/01/17

    1,250,000   Michigan Higher Education Student Loan Authority, Student Loan           10/02 at 102           A       1,300,850
                 and Refunding Revenue Bonds, Series XV-A, 6.700%, 10/01/05
                 (Alternative Minimum Tax)

    1,130,000   Board of Trustees of Oakland University, Michigan, General Revenue        5/05 at 102         AAA       1,170,398
                 Bonds, Series 1995, 5.750%, 5/15/15

    2,530,000   Board of Control of Saginaw Valley University, General Revenue            7/08 at 102         AAA       2,479,375
                 Bonds, Series 1998, 5.250%, 7/01/19

    3,250,000   Board of Trustees of Western Michigan University, General                 7/03 at 102         AAA       3,272,035
                 Revenue Bonds, Series 1993A, 5.500%, 7/15/16


---------------------------------------------------------------------------------------------------------------------------------
                Health Care - 19.4%

    2,200,000   City of Hancock Hospital Finance Authority, FHA-Insured                   8/08 at 100         AAA       2,202,310
                 Mortgage Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

    4,000,000   City of Kalamazoo Hospital Finance Authority Hospital Revenue             5/06 at 102         AAA       4,067,200
                 Refunding and Improvement Bonds (Bronson Methodist Hospital),
                 Series 1996, 5.750%, 5/15/16

    3,000,000   Michigan State Hospital Finance Authority, Hospital Revenue               5/03 at 102         AAA       3,146,670
                 Refunding Bonds (St. John's Hospital), Series 1993A,
                 6.000%, 5/15/13

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (The Detroit Medical Center Obligated Group), Series
                1993A:
    3,000,000    6.250%, 8/15/13                                                          8/03 at 102         BBB       2,969,550
    3,200,000    6.500%, 8/15/18                                                          8/03 at 102         BBB       3,222,048

    1,500,000   Michigan State Hospital Finance Authority, Hospital Revenue               8/08 at 101         BBB       1,280,655
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28

    4,000,000   Michigan State Hospital Finance Authority, Hospital Revenue              11/03 at 102         AAA       4,023,800
                 Refunding Bonds (Oakwood Hospital Obligated Group),
                 Series 1993A, 5.500%, 11/01/13

    4,000,000   Michigan State Hospital Finance Authority, Hospital                       9/02 at 102         AA-       4,048,040
                 Revenue and Refunding Bonds (Henry Ford Health System),
                 Series 1992A, 5.750%, 9/01/17

    2,000,000   Michigan State Hospital Finance Authority (Gaylord, Michigan),            1/05 at 102         AA-       2,113,320
                 Hospital Revenue and Refunding Bonds (Otsego Memorial
                 Hospital), Series 1995, 6.250%, 1/01/20

    2,000,000   Michigan State Hospital Finance Authority, Hospital Revenue               5/09 at 101         AA+       1,822,880
                 Bonds (Charity Obligated Group), Series 1999A, 5.125%, 11/01/29

    1,000,000   City of Saginaw Hospital Finance Authority (Michigan),                    7/09 at 101         AAA         984,340
                 Hospital Revenue and Refunding Bonds (Covenant Medical
                 Center, Inc.), Series 1999E, 5.375%, 7/01/19

    3,000,000   Regents of the University of Michigan, Hospital Revenue Refunding        12/02 at 102          AA       2,941,170
                 Bonds, Series 1993A, 5.500%, 12/01/21


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 9.5%

    2,400,000   Michigan State Housing Development Authority, Limited                     4/04 at 103         AAA       2,489,592
                 Obligation Revenue Bonds (Walled Lake Villa Project),
                 Series 1993, 6.000%, 4/15/18

    1,500,000   Michigan State Housing Development Authority, Limited                    10/03 at 103         AAA       1,520,685
                 Obligation Revenue Bonds (Brenton Village Green Project),
                 Series 1993, 5.625%, 10/15/18

                Michigan State Housing Development Authority, Rental Housing
                Revenue Bonds, 1992 Series A:
    4,000,000    6.500%, 4/01/06                                                         10/02 at 102         AA-       4,256,480
    4,075,000    6.600%, 4/01/12                                                         10/02 at 102         AA-       4,333,274

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------

                Housing/Multifamily (continued)

$     790,000   Michigan State Housing Development Authority, Rental Housing              4/03 at 102         AAA      $  820,541
                 Revenue Bonds, 1993 Series A, 5.875%,10/01/17

                Mount Clemens Housing Corporation, Multifamily Housing Refunding
                Revenue Bonds, Series 1992A (FHA-Insured Mortgage Loan -
                Section 8 Assisted Project):
    1,000,000    6.600%, 6/01/13                                                          6/03 at 102         AAA       1,056,570
    1,500,000    6.600%, 6/01/22                                                          6/03 at 102         AAA       1,579,515


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 1.7%

    2,695,000   Michigan State Housing Development Authority, Single Family               6/05 at 102         AA+       2,800,132
                 Mortgage Revenue Bonds, 1995 Series A, 6.800%, 12/01/16


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 11.4%

      730,000   Clarkston Community Schools, County of Oakland, State of Michigan,        5/03 at 102         AA+         758,331
                  1993 School Building and Site Refunding Bonds, 5.900%, 5/01/16

    2,500,000   School District of the City of Detroit, Wayne County, State of            5/01 at 102         AA+       2,641,300
                 Michigan, School Building and Site Bonds (General Obligation -
                 Unlimited Tax), Series 1992, 6.250%, 5/01/12

    1,500,000   School District of the City of Detroit, Wayne County, State of            5/09 at 101         AAA       1,319,685
                 Michigan, School Building and Site Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 1998A, 4.750%, 5/01/28

    3,000,000   Dexter Community Schools, Counties of Washtenaw and                       5/03 at 102         AA+       2,865,480
                 Livingston, State of Michigan, 1993 School Building and Site and
                 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/17

    4,100,000   Commonwealth of Puerto Rico, Public Improvement Bonds                 7/07 at 101 1/2           A       4,268,018
                 of 1997, 5.750%, 7/01/17

    5,625,000   Commonwealth of Puerto Rico, Public Improvement Refunding                No Opt. Call         AAA       5,936,906
                 Bonds, Series 1993 (General Obligation Bonds), 5.375%, 7/01/06

      380,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan,             5/05 at 101         AAA         393,357
                 1995 School Building and Site Refunding Bonds, 5.750%, 5/01/15

    1,000,000   Western Townships Utilities Authority, Sewage Disposal System             1/02 at 100         AAA       1,046,250
                 Refunding Bonds, Series 1991, 6.500%, 1/01/10


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 11.6%

    6,500,000   City of Detroit, State of Michigan, Convention Facility Limited           9/03 at 102         AAA       6,472,050
                 Tax Revenue Refunding Bonds (Cobo Hall Expansion Project),
                 Series 1993, 5.250%, 9/30/12

    1,400,000   City of Detroit, State of Michigan, Downtown Development                  7/08 at 100         AAA       1,239,084
                 Authority, Tax Increment Refunding Bonds (Development Area
                 No. 1 Projects), Series 1998A, 4.750%, 7/01/25

    2,750,000   State Building Authority, State of Michigan, 1991 Revenue                10/01 at 102          AA       2,889,068
                 Refunding Bonds, Series I, 6.250%, 10/01/20

    1,000,000   State Building Authority, State of Michigan, 1991 Revenue                10/01 at 102          AA       1,050,570
                 Bonds, Series II, 6.250%, 10/01/20

    3,275,000   State of Michigan, Comprehensive Transportation Bonds,                    5/02 at 100         AA-       3,377,115
                 Series 1992A, 5.750%, 5/15/12

    1,000,000   Puerto Rico Highway and Transportation Authority, Highway                 7/16 at 100           A       1,004,880
                 Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

    3,615,000   Saginaw-Midland Municipal Water Supply Corporation,                   9/02 at 101 1/2           A       3,541,001
                 State of Michigan, Water Supply System Revenue Bonds
                 (General Obligation - Limited Tax), Series 1993, 5.250%, 9/01/16


---------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.7%

    1,000,000   Puerto Rico Port Authority, Special Facilities Revenue Bonds,             6/03 at 102        BBB-       1,041,410
                 Series 1993A (American Airlines, Inc. Project), 6.300%, 6/01/23
                 (Alternative Minimum Tax)

    2,000,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne            12/08 at 101         AAA       1,810,660
                 County Airport, Airport Revenue Bonds, Series 1998A,
                 5.000%, 12/01/28 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 8.7%

    2,270,000   Clarkston Community Schools, County of Oakland, State of Michigan,        5/03 at 102       AA+**       2,431,942
                 1993 School Building and Site Refunding Bonds,
                 5.900%, 5/01/16 (Pre-refunded to 5/01/03)

    2,000,000   Board of Control of Ferris State University, General Revenue Bonds,      10/03 at 102         AAA       2,182,780
                 Series 1993, 6.250%, 10/01/19 (Pre-refunded to 10/01/03)

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   1,950,000   Michigan Municipal Bond Authority, State Revolving Fund Revenue          No Opt. Call      AA+***      $2,147,691
                 Bonds, Series 1994, 7.000%, 10/01/03

    2,500,000   Michigan State Hospital Finance Authority, Hospital Revenue              11/01 at 102      Aa2***       2,700,925
                 Bonds (Daughters of Charity National Health System-Providence
                 Hospital), Series 1991, 7.000%, 11/01/21 (Pre-refunded to 11/01/01)

    1,750,000   State of Michigan, State Trunk Line Fund Bonds, Series 1994A,            11/04 at 102         AAA       1,886,185
                 5.700%, 11/15/15 (Pre-refunded to 11/15/04)

      620,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan,             5/05 at 101         AAA         664,460
                 1995 School Building and Site Refunding Bonds, 5.750%, 5/01/15
                 (Pre-refunded to 5/01/05)

    2,650,000   Regents of the University of Michigan, Hospital Revenue Bonds,           12/00 at 100       AA***       2,737,874
                 Series 1990, 6.375%, 12/01/24 (Pre-refunded to 12/01/00)


---------------------------------------------------------------------------------------------------------------------------------
                Utilities - 18.7%

    6,750,000   The City of Grand Haven, Michigan, Electric System Revenue Refunding      7/03 at 102         AAA       6,664,073
                 Bonds, 1993 Series, 5.250%, 7/01/16

    4,020,000   Michigan Public Power Agency, Belle River Project Refunding Revenue       1/03 at 102         AA-       3,897,551
                 Bonds, 1993 Series A, 5.250%, 1/01/18

    1,500,000   Michigan Public Power Agency, Belle River Project Refunding Revenue       1/03 at 100         AA-       1,405,170
                 Bonds, 1993 Series B, 5.000%, 1/01/19

    8,500,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue             6/03 at 102         AAA       8,902,645
                 Bonds (Consumers Power Company Project), Collateralized
                 Series 1993B, 5.800%, 6/15/10

                County of Monroe, Michigan, Pollution Control Revenue Bonds (The
                Detroit Edison Company Project), 1992 Series CC:
    2,500,000    6.550%, 6/01/24 (Alternative Minimum Tax)                                6/03 at 102         AAA       2,687,175
    1,500,000    6.550%, 9/01/24 (Alternative Minimum Tax)                                9/03 at 102         AAA       1,617,210

    6,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds              No Opt. Call         AAA       6,461,100
                 (The Detroit Edison Company Project), 1994 Series A,
                 6.350%, 12/01/04 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 7.4%

    1,500,000   City of Ann Arbor, County of Washtenaw, Michigan, Water               2/03 at 101 1/2         AAA       1,527,450
                 Supply System Revenue Bonds, Series T, 5.500%, 2/01/13

    1,730,000   City of Detroit, Michigan, Sewage Disposal System Revenue                 7/07 at 101         AAA       1,616,927
                 Bonds, Series 1997-A, 5.000%, 7/01/22

    3,755,000   City of Detroit, Michigan, Sewage Disposal System Revenue                 7/03 at 102         AAA       3,846,546
                 Refunding Bonds, Series 1993-A, 5.700%, 7/01/13

    4,500,000   City of Detroit, Michigan, Water Supply System Revenue Refunding          7/04 at 102         AAA       4,076,684
                 Bonds, Series 1993, 4.750%, 7/01/19

    1,600,000   City of Grand Rapids, Michigan, Sanitary Sewer System Improvement         7/08 at 101         AAA       1,416,927
                 and Refunding Revenue Bonds, Series 1998-A, 4.750%, 1/01/28
---------------------------------------------------------------------------------------------------------------------------------
$ 164,360,000   Total Investments - (cost $160,112,154) - 98.9%                                                       167,056,201
=============
                Other Assets Less Liabilities - 1.1%                                                                    1,795,290
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $168,851,491
                =================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
                            July 31, 1999
   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------

                Capital Goods - 1.2%

$   2,655,000   Ohio Water Development Authority, Revenue Bonds, USA Waste                3/02 at 102         N/R      $2,806,786
                 Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 8.9%

      825,000   Bowling Green State University, Ohio, General Receipts Bonds,             6/01 at 102           A         872,834
                 Series 1991, 6.700%, 6/01/07

    3,665,000   State of Ohio, Education Loan Revenue Bonds, Series 1997A                 6/07 at 102         AAA       3,720,781
                 (Supplemental Student Loan Program), 1997A1, 5.850%, 12/01/19
                 (Alternative Minimum Tax)

    1,000,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher      12/04 at 102         AAA       1,035,820
                 Educational Facility Revenue Bonds (University of Dayton,
                 1994 Project), 5.800%, 12/01/14

    2,400,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher      12/03 at 102         AAA       2,624,472
                 Educational Facility Revenue Bonds (University of Dayton,
                 1992 Project), 6.600%, 12/01/17

    1,200,000   State of Ohio (Ohio Higher Educational Facility Commission),              9/06 at 101         N/R       1,226,364
                 Higher Educational Facility Revenue Bonds (The University of
                 Findlay, 1996 Project), 6.125%, 9/01/16

    1,500,000   State of Ohio (Ohio Higher Educational Facility Commission),             No Opt. Call          AA       1,682,790
                 Higher Educational Facility Revenue Bonds (Case Western
                 Reserve University Project), 1997 Series D, 6.250%, 7/01/14

    1,000,000   State of Ohio (Ohio Higher Educational Facility Commission),             10/02 at 102          AA       1,047,060
                 Higher Educational Facility Revenue Bonds (Case Western
                 Reserve University Project), Series 1992, 6.000%, 10/01/22

    1,575,000   The Ohio State University, General Receipts Bonds,                       12/02 at 102          AA       1,662,649
                 Series 1992 A1, 5.875%, 12/01/12

    2,000,000   Puerto Rico Industrial, Tourist, Educational, Medical and                10/08 at 101         AAA       1,903,680
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, 1998 Series A (Inter American
                 University of Puerto Rico Project), 5.000%, 10/01/22

    3,185,000   The Student Loan Funding Corporation, Cincinnati, Ohio, Student           7/02 at 100           A       3,233,157
                 Loan Subordinated Revenue Refunding Bonds, Series 1992 D,
                 6.600%, 7/01/05 (Alternative Minimum Tax)

    1,400,000   University of Cincinnati, Ohio, General Receipts Bonds,                   6/07 at 100         AAA       1,384,334
                 Series AB, 5.375%, 6/01/20


---------------------------------------------------------------------------------------------------------------------------------
                Energy - 2.0%

    2,000,000   County of Ashtabula, Ohio, Industrial Development Refunding               5/02 at 102        Baa2       2,125,180
                 Revenue Bonds, 1992 Series A (Ashland Oil, Inc. Project),
                 6.900%, 5/01/10

    2,250,000   Ohio Air Quality Development Authority, Air Quality Development           4/01 at 102        Baa1       2,367,878
                 Refunding Revenue Bonds, Series 1992 (Ashland Oil, Inc.
                 Project), 6.850%, 4/01/10


---------------------------------------------------------------------------------------------------------------------------------
                Health Care - 9.1%

    1,300,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,           11/03 at 102        Baa1       1,258,777
                 Hospital Facilities Revenue Bonds, Series 1993A (Summa
                 Health System Project), 5.500%, 11/15/13

                County of Butler, Ohio, Hospital Facilities Revenue Refunding and
                Improvement Bonds, Series 1991 (Fort Hamilton-Hughes Memorial
                Hospital Center):
      240,000    7.250%, 1/01/01                                                         No Opt. Call        Baa1         243,120
    1,000,000    7.500%, 1/01/10                                                          1/02 at 102        Baa1       1,057,880

                City of Cambridge, Ohio, Hospital Revenue Refunding Bonds,
                Series 1991 (Guernsey Memorial Hospital Project):
    1,680,000    8.000%, 12/01/06                                                        12/01 at 102         BBB       1,804,522
      750,000    8.000%, 12/01/11                                                        12/01 at 102         BBB         801,405

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$   2,675,000   County of Clermont, Ohio, Hospital Facilities Revenue Refunding           1/03 at 102         AAA      $2,744,604
                 Bonds, Series 1993A (Mercy Health System), 5.875%, 1/01/15

    1,000,000   County of Cuyahoga, Ohio, Hospital Improvement and Refunding              2/07 at 102         AAA       1,009,520
                 Revenue Bonds, Series 1997 (The MetroHealth System Project),
                 5.625%, 2/15/17

    1,500,000   County of Cuyahoga, Ohio, Hospital Improvement Revenue Bonds,             1/02 at 102         AA-       1,608,405
                 Series 1992 (University Hospitals Health System, Inc. Project),
                 6.500%, 1/15/19

    1,170,000   County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds,              2/03 at 102         AA-       1,229,647
                 Series 1993, Health Cleveland, Inc. (Fairview General
                 Hospital Project), 6.300%, 8/15/15

                County of Franklin, Ohio, Hospital Refunding and Improvement
                Revenue Bonds, Series 1996A (The Children's Hospital Project):
    1,000,000    5.750%, 11/01/20                                                        11/06 at 101          Aa       1,012,010
    1,500,000    5.875%, 11/01/25                                                        11/06 at 101          Aa       1,536,270

    1,500,000   County of Franklin, Ohio, Hospital Revenue Refunding and Improvement     11/02 at 102          Aa       1,619,445
                 Bonds, Series 1992A (The Children's Hospital Project),
                 6.600%, 5/01/13

    2,500,000   County of Marion, Ohio, Hospital Refunding and Improvement                5/06 at 102        BBB+       2,559,625
                 Revenue Bonds, Series 1996 (The Community Hospital),
                 6.375%, 5/15/11

    1,500,000   County of Montgomery, Ohio, Hospital Facilities Revenue Refunding         4/06 at 102         AAA       1,515,240
                 and Improvement Bonds, Series 1996 (Kettering Medical Center),
                 5.625%, 4/01/16

      750,000   County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds,           10/03 at 102        Baa2         781,560
                 Series 1993A (Union Hospital Project), 6.500%, 10/01/21


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 8.1%

    1,385,000   County of Clermont, Ohio, Mortgage Revenue Bonds, Series 1994             8/03 at 103         Aaa       1,417,741
                 (GNMA Collateralized - S.E.M. Villa II Project), Series 1994-A,
                 5.950%, 2/20/30

    1,435,000   County of Cuyahoga, Ohio, Multifamily Housing Revenue Bonds               6/08 at 105         Aaa       1,520,368
                 (Water Street Associates Project), Series 1997, 6.150%, 12/20/26
                 (Alternative Minimum Tax)

      990,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue            1/05 at 103          Aa         975,497
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Hamilton Creek
                 Apartments Project), 5.550%, 7/01/24 (Alternative Minimum Tax)

    6,170,000   County of Franklin, Ohio, Mortgage Revenue Bonds, Series 1992A            1/02 at 103          Aa       6,510,214
                 (FHA-Insured Mortgage Loan - Kensington Place Project),
                 6.750%, 1/01/34

    5,200,000   Hamilton County, Multifamily Housing Revenue Bonds (Huntington            1/07 at 102         AAA       5,278,416
                 Meadows Project), Series 1997, 5.700%, 1/01/27
                 (Alternative Minimum Tax)

    2,885,000   Ohio Capital Corporation for Housing, Mortgage Revenue Refunding          1/02 at 100         AAA       2,899,050
                 Bonds, FHA-Insured Section 8 Assisted Project, Series 1997C,
                 5.700%, 1/01/24


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.5%

    3,980,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                 9/07 at 102         AAA       4,022,268
                 Bonds, 1996 Series B3 (Mortgage-Backed Securities Program),
                 5.750%, 9/01/28 (Alternative Minimum Tax)

    3,000,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                 9/08 at 101         AAA       2,841,810
                 Bonds, 1999 Series A1 (Mortgage-Backed Securities Program),
                 5.250%, 9/01/30 (Alternative Minimum Tax)

    5,580,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue               9/99 at 102         N/R       5,710,907
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 1989 Series A, 7.650%, 3/01/29 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.0%

    1,365,000   County of Franklin, Ohio, Health Care Facilities Revenue Bonds,           7/03 at 102         N/R       1,354,107
                 Series 1993 (Ohio Presbyterian Retirement Services),
                 6.500%, 7/01/23

    1,000,000   County of Marion, Ohio, Health Care Facilities Refunding and             11/03 at 102        BBB-       1,029,120
                 Improvement Revenue Bonds, Series 1993 (United Church
                 Homes, Inc. Project), 6.300%, 11/15/15

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 13.6%

                Berea City School District, Ohio, School Improvement Bonds,
                Series 1993 (General Obligation - Unlimited Tax):
$     650,000    7.500%, 12/15/06                                                        12/03 at 102         AAA      $  738,979
      680,000    7.450%, 12/15/07                                                        12/03 at 102         AAA         771,752

    1,750,000   Brecksville-Broadview Heights City School District, Ohio, School         12/06 at 102         AAA       1,921,850
                 Improvement Bonds, Series 1996 (General Obligation - Unlimited Tax),
                 6.500%, 12/01/16

    2,000,000   City of Columbus, Ohio, General Obligation Refunding Bonds,               1/02 at 102         Aaa       2,137,040
                 Series 1992B, 6.500%, 1/01/10

    1,300,000   County of Franklin, Ohio, Refunding Bonds, Series 1993                   12/08 at 102         AAA       1,298,258
                 (General Obligation - Limited Tax), 5.375%, 12/01/20

    1,505,000   Greater Cleveland Regional Transit Authority, General Obligation,        12/06 at 101         Aaa       1,617,514
                 Capital Improvement Bonds, Series 1996, 5.650%, 12/01/16

                North Canton City School District, Ohio, School Improvement
                Bonds, Series 1994 (General - Obligation-Unlimited Tax):
      650,000    9.750%, 12/01/03                                                        No Opt. Call         AAA         786,136
      715,000    9.700%, 12/01/04                                                        No Opt. Call         AAA         889,367

    2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996         7/06 at 101 1/2           A       1,954,900
                 (General Obligation Bonds), 5.400%, 7/01/25

    1,300,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997         7/07 at 101 1/2           A       1,353,274
                 (General Obligation Bonds), 5.750%, 7/01/17

    2,400,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998             7/08 at 101           A       2,221,632
                 (General Obligation Bonds), 5.000%, 7/01/27

    1,000,000   Revere Local School District, Ohio, School Improvement Bonds,            12/03 at 102         AAA       1,047,300
                 Series 1993 (General Obligation - Unlimited Tax),
                 6.000%, 12/01/16

    2,870,000   City of Strongsville, Ohio, Various Purpose Improvement                  12/06 at 102         Aa3       2,998,232
                 Bonds, Series 1996 (General Obligation - Limited Tax),
                 5.950%, 12/01/21

    1,000,000   Sylvania City School District (General Obligation - Unlimited Tax),      12/05 at 101         AAA       1,040,640
                 Series 1995, 5.800%, 12/01/15

    1,135,000   City of Toledo, Ohio (General Obligation - Limited Tax), Various         No Opt. Call         AAA       1,254,254
                 Purpose Improvement Bonds, Series 1994, 7.000%, 12/01/03

    1,000,000   Upper Arlington City School District, General Obligation Bonds,          12/06 at 101         AAA         973,050
                 Series 1996, Improvement Bonds, 5.250%, 12/01/22

    2,000,000   Board of Education, Wayne Local School District, County                  12/06 at 101         AAA       2,121,040
                 of Warren, Ohio, School Improvement Bonds, Series 1996
                 (General Obligation - Unlimited Tax), 6.100%, 12/01/24

    3,000,000   Board of Education, West Clermont Local School District,                 12/05 at 100         AAA       3,138,600
                 County of Clermont, Ohio, School Improvement Bonds,
                 Series 1995 (General Obligation - Unlimited Tax),
                 6.000%, 12/01/18

    1,000,000   City of Westlake, Ohio, General Obligation, Various Purpose              12/08 at 101         Aaa       1,025,050
                 Improvement and Refunding Bonds (Series 1997), 5.550%, 12/01/17

    1,820,000   Worthington City School District, Franklin County, Ohio, General          6/02 at 102         AAA       1,939,847
                 Obligation Refunding Bonds (Unlimited Tax), 6.375%, 12/01/12


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 3.5%

    1,250,000   City of Columbus, Ohio, Tax Increment Financing Bonds, Series 1999        6/09 at 101         AAA       1,144,587
                 (Easton Project), 4.875%, 12/01/24

    1,000,000   State of Ohio, Ohio Building Authority, State Facilities Bonds           10/02 at 102         Aa2       1,071,290
                 (Juvenile Correctional Building Fund Projects), 1992 Series B,
                 6.000%, 10/01/12

    3,000,000   State of Ohio, Ohio Building Authority, State Facilities Bonds           10/03 at 102         Aa2       3,189,960
                 (Adult Correctional Building Fund Projects), 1993 Series A,
                 6.125%, 10/01/12

    1,040,000   State of Ohio, Department of Transportation, Certificates of             10/99 at 103         AA-       1,054,050
                 Participation (Rickenbacker Port Authority Improvements),
                 6.125%, 4/15/15 (Alternative Minimum Tax)

    1,500,000   State of Ohio (OPFC), Higher Education Capital Facilities Bonds,         12/01 at 102         Aa2       1,556,625
                 Series II-1992A, 5.500%, 12/01/06

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Technology - 0.7%

$     500,000   County of Franklin, Ohio, Revenue Bonds, Series 1993 (Online              4/03 at 100         N/R      $  505,730
                 Computer Library Center, Incorporated Project),
                 6.000%, 4/15/13

    1,000,000   Puerto Rico Industrial, Medical and Environmental Pollution               1/02 at 103         Aa3       1,077,560
                 Control Facilities Financing Authority, Adjustable Rate Industrial
                 Revenue Bonds, 1983 Series A (Motorola Inc. Project),
                 6.750%, 1/01/14


---------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.0%

    3,430,000   City of Cleveland, Ohio, Parking Facilities Refunding Revenue Bonds,      9/06 at 102         AAA       3,438,301
                 Series 1996, 5.500%, 9/15/22

                Columbus Municipal Airport Authority, Airport Improvement
                Revenue Bonds, Series 1994A (Port Columbus International Airport
                Project):
      830,000    5.950%, 1/01/08 (Alternative Minimum Tax)                                1/04 at 102         AAA         873,500
    1,000,000    6.000%, 1/01/14 (Alternative Minimum Tax)                                1/04 at 102         AAA       1,038,450

    1,500,000   City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,         2/08 at 102         BBB       1,457,205
                 Series 1998A (Emery Air Freight Corporation and Emery
                 Worldwide Airlines, Inc., Guarantors), 5.625%, 2/01/18


---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 25.0%

    1,500,000   City of Akron, Ohio, Waterworks System Mortgage Revenue                   3/01 at 102         AAA       1,587,570
                 Improvement Bonds, Series 1991, 6.550%, 3/01/12
                 (Pre-refunded to 3/01/01)

    2,000,000   City of Barberton, Ohio, Hospital Facilities Revenue Bonds,               1/02 at 102      N/R***       2,172,840
                 Series 1992 (The Barberton Citizens Hospital Company Project),
                 7.250%, 1/01/12 (Pre-refunded to 1/01/02)

    2,000,000   County of Carroll, Ohio, Hospital Improvement Revenue Bonds,             12/01 at 102         AAA       2,173,320
                 Series 1991 (Timken Mercy Medical Center), 7.125%, 12/01/18
                 (Pre-refunded to 12/01/01)

    2,500,000   County of Clermont, Ohio, Waterworks System Revenue Bonds,               12/01 at 102         AAA       2,691,375
                 Series 1991, Clermont County Sewer District, 6.625%, 12/01/14
                 (Pre-refunded to 12/01/01)

    2,075,000   City of Cleveland, Ohio, Airport System Revenue Bonds,                    1/00 at 102         AAA       2,150,655
                 Series 1990A, 7.400%, 1/01/20 (Alternative Minimum Tax)
                 (Pre-refunded to 1/01/00)

    2,000,000   City of Cleveland, Ohio, Public Power System First Mortgage              11/04 at 102         AAA       2,278,260
                 Revenue Bonds, Series 1994A, 7.000%, 11/15/24
                 (Pre-refunded to 11/15/04)

    1,575,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage            1/02 at 102         AAA       1,689,140
                 Revenue Bonds, Series F, 1992 A, 6.500%, 1/01/21
                 (Pre-refunded to 1/01/02)

    2,745,000   City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds,          1/02 at 102         AAA       2,943,930
                 Series F, 1992-B, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

    3,960,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding             1/06 at 102         AAA       4,280,008
                 First Mortgage Revenue Bonds, Series 1996H, 5.750%, 1/01/26
                 (Pre-refunded to 1/01/06)

    1,950,000   City School District of Columbus, Franklin County, Ohio, School          12/02 at 102         AAA       2,135,387
                 Building Renovation and Improvement Bonds, Series 1992
                 (General Obligation - Unlimited Tax), 6.650%, 12/01/12
                 (Pre-refunded to 12/01/02)

    3,250,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds, Series 1991             8/01 at 102         AAA       3,500,738
                 (Meridia Health System), 7.000%, 8/15/23 (Pre-refunded to 8/15/01)

    2,000,000   Dublin City School District, Franklin, Delaware and Union Counties,      12/02 at 102         AAA       2,159,760
                 Ohio, Various Purpose School Building Construction and
                 Improvement Bonds (General Obligation - Unlimited Tax),
                 6.200%, 12/01/19 (Pre-refunded to 12/01/02)

    2,905,000   County of Franklin, Ohio, First Mortgage Revenue Bonds,                  No Opt. Call         AAA       3,252,699
                 Series 1979 (Online Computer Library Center, Incorporated Project),
                 7.500%, 6/01/09

    3,250,000   City of Garfield Heights, Ohio, Hospital Improvement and Refunding       11/02 at 102      AA-***       3,547,570
                 Revenue Bonds, Series 1992B (Marymount Hospital Project),
                 6.650%, 11/15/11 (Pre-refunded to 11/15/02)

    1,000,000   Hamilton County, Ohio, Sewer System Improvement and Refunding             6/01 at 102         AAA       1,066,380
                 Revenue Bonds, Series 1991A (The Metropolitan Sewer District
                 of Greater Cincinnati), 6.700%, 12/01/13 (Pre-refunded to 6/01/01)

    3,000,000   Kent State University (A State University of Ohio), General               5/02 at 102         AAA       3,237,000
                 Receipts Bonds, Series 1992, 6.500%, 5/01/22
                 (Pre-refunded to 5/01/02)

    1,000,000   City of Lakewood, Ohio, Various Purpose General Obligation Bonds,        12/02 at 102      Aa3***       1,089,130
                 Series 1992 (Limited Tax Obligation Bonds), 6.500%, 12/01/12
                 (Pre-refunded to 12/01/02)

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   2,100,000   Lakota Local School District, County of Butler, Ohio, School             12/05 at 100         AAA      $2,304,729
                 Improvement Unlimited Tax General Obligation Bonds, Series 1994,
                 6.250%, 12/01/14 (Pre-refunded to 12/01/05)

    1,400,000   City of Middleburg Heights, Ohio, Hospital Improvement Revenue            8/01 at 102         AAA       1,498,924
                 Bonds, Series 1991 (Southwest General Hospital Project),
                 6.750%, 8/15/21 (Pre-refunded to 8/15/01)

    1,000,000   City of Newark, Ohio, Water System Improvement Bonds                     12/03 at 102         AAA       1,084,610
                 (General Obligation - Limited Tax), 6.000%, 12/01/18
                 (Pre-refunded to 12/01/03)

      205,000   Ohio Water Development Authority, Water Development                      12/00 at 100         AAA         215,129
                 Revenue Refunding Bonds, Refunding and Improvement Series,
                 8.000%, 12/01/18 (Pre-refunded to 12/01/00)

    2,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1992         7/02 at 101 1/2         AAA       2,711,100
                 (General Obligation Bonds), 6.600%, 7/01/13
                 (Pre-refunded to 7/01/02)

    1,400,000   Reynoldsburg City School District, Ohio, General Obligation Bonds,       12/02 at 102         AAA       1,528,772
                 School Building Construction and Improvement,
                 6.550%, 12/01/17 (Pre-refunded to 12/01/02)

    1,000,000   Solon City School District, Ohio, School Improvement Bonds,              12/01 at 102      N/R***       1,085,100
                 Series 1990, General Obligation-Unlimited Tax Bonds,
                 7.150%, 12/01/13 (Pre-refunded to 12/01/01)

    3,500,000   University of Cincinnati, General Receipts Bonds, Series O,              12/02 at 102       AA***       3,790,360
                 6.300%, 6/01/12 (Pre-refunded to 12/01/02)

    1,000,000   University of Toledo, Ohio, General Receipts Bonds, Series B,            12/02 at 102         AAA       1,071,920
                 5.900%, 6/01/20 (Pre-refunded to 12/01/02)


---------------------------------------------------------------------------------------------------------------------------------
                Utilities - 9.6%

    3,000,000   City of Cleveland, Ohio, Public Power System Improvement                 11/01 at 102         AAA       3,225,600
                 First Mortgage Revenue Bonds, Series 1991B, 7.000%, 11/15/17

    2,000,000   City of Cleveland, Ohio, Public Power System Revenue Bonds,              11/08 at 101         AAA       1,992,260
                 Series 1998, 5.250%, 11/15/15

    1,250,000   City of Hamilton, Ohio, Electric System Mortgage Revenue Bonds,          10/02 at 102         AAA       1,339,450
                 Series 1992B, 6.300%, 10/15/25

    4,000,000   State of Ohio, Ohio Air Quality Development Authority, Collateralized     6/02 at 103         AAA       4,455,440
                 Pollution Control Revenue Refunding Bonds, Series 1992 (The
                 Cleveland Electric Illuminating Company Project),
                 8.000%, 12/01/13

                State of Ohio, Ohio Air Quality Development Authority, Air Quality
                Development Revenue Refunding Bonds (JMG Funding Limited
                Partnership Project), Series 1994:
    2,000,000    6.375%, 1/01/29 (Alternative Minimum Tax)                               10/04 at 102         AAA       2,142,900
    4,000,000    6.375%, 4/01/29 (Alternative Minimum Tax)                               10/04 at 102         AAA       4,285,800

    3,000,000   State of Ohio, Ohio Air Quality Development Authority, Air Quality        4/07 at 102         AAA       3,006,390
                 Development Revenue Bonds (JMG Funding, Limited Partnership
                 Project), Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)

    1,500,000   Puerto Rico Electric Power Authority, Power Revenue Refunding         7/09 at 101 1/2         AAA       1,521,855
                 Bonds, Series FF, 5.250%, 7/01/13


---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 8.0%

    1,000,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage           No Opt. Call         AAA       1,020,870
                 Refunding Revenue Bonds, Series G of 1993, 5.500%, 1/01/21

                City of Cleveland, Ohio, Waterworks Improvement First Mortgage
                Revenue Refunding Bonds, Series F of 1992B:
      255,000    6.500%, 1/01/11                                                          1/02 at 102         AAA         272,473
    3,720,000    6.250%, 1/01/16                                                          1/02 at 102         AAA       3,928,580

    2,000,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding             1/08 at 101         AAA       1,863,780
                 Revenue Bonds, Series I of 1998, 5.000%, 1/01/28

       40,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding             1/06 at 102         AAA          40,846
                 First Mortgage Revenue Bonds, Series H of 1996, 5.750%, 1/01/26

    2,500,000   City of Columbus, Ohio, Sewerage System Revenue Refunding Bonds,          6/02 at 102         Aa2       2,659,375
                 Series 1992, 6.250%, 6/01/08

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$   1,000,000   Greene County, Ohio, Sewer System Revenue Bonds, Series 1998             12/08 at 102         AAA      $  968,730
                 (Governmental Enterprise Revenue Bonds), 5.250%, 12/01/25

    1,000,000   County of Montgomery, Ohio, Water Revenue Bonds, Greater Moraine         11/02 at 102         AAA       1,068,110
                 Beavercreek Sewer District, Series 1992, 6.250%, 11/15/17

    2,000,000   Northeast Ohio Regional Sewer District, Wastewater Improvement           11/05 at 101         AAA       2,044,640
                 Revenue Refunding Bonds, Series 1995, 5.600%, 11/15/16

    1,000,000   Ohio Water Development Authority, Water Development Revenue               6/05 at 102         AAA       1,033,910
                 Bonds, 1995 Fresh Water Series, 5.900%, 12/01/21

    1,250,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue               12/02 at 102         AAA       1,325,135
                 Refunding Bonds, Series 1992, 6.000%, 12/01/14

    2,000,000   Southwest Regional Water District, Ohio, Waterworks System               12/05 at 101         AAA       2,103,240
                 Revenue Bonds, Series 1995, 6.000%, 12/01/20
---------------------------------------------------------------------------------------------------------------------------------
$ 216,865,000   Total Investments - (cost $216,709,830) - 99.2%                                                       227,217,076
=============
                Other Assets Less Liabilities - 0.8%                                                                    1,743,715
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $228,960,791
                =================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Texas Quality Income Municipal Fund (NTX)
                            July 31, 1999

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 1.5%

$   3,000,000   Guadalupe-Blanco River Authority, Sewage and Solid Waste Disposal         4/06 at 102         AA-      $3,116,640
                 Facility Bonds (E.I. du Pont de Nemours and Company Project),
                 Series 1996, 6.400%, 4/01/26 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 8.7%

    2,255,000   Brazos Higher Education Authority, Inc., Student Loan Revenue             3/02 at 102           A       2,399,636
                 Refunding Bonds, Series 1992A, 6.875%, 9/01/04
                 (Alternative Minimum Tax)

    1,055,000   Brazos Higher Education Authority, Inc., Student Loan Revenue            No Opt. Call          Aa       1,133,534
                 Refunding Bonds, Series 1992C-1, 6.650%, 11/01/04
                 (Alternative Minimum Tax)

      205,000   Brazos Higher Education Authority, Inc. Student Loan Revenue Refunding   No Opt. Call           A         220,984
                 Bonds, Subordinate Series 1993A-2, 6.800%, 12/01/04
                 (Alternative Minimum Tax)

    4,035,000   City of Bryan, Brazos County, Texas, Lease Revenue Bonds (Blinn          10/05 at 100         AAA       3,999,250
                 College Project), Series 1995, 5.300%, 10/01/16

    1,000,000   City of Georgetown Higher Education Finance Corporation, Higher           2/04 at 100          A+       1,045,400
                 Education Revenue Bonds, Series 1994 (Southwestern University
                 Project), 6.300%, 2/15/14

    2,500,000   North Texas Higher Educational Authority, Inc., Student Loan              4/03 at 102          Aa       2,545,825
                 Revenue Bonds, Series 1993C, 6.100%, 4/01/08
                 (Alternative Minimum Tax)

    1,000,000   Southwest Higher Education Authority, Texas, Higher Educational          10/08 at 101          A+         920,750
                 Facilities Revenue Bonds (Southern Methodist University),
                 Series 1998D, 5.000%, 10/01/22

    2,500,000   City of Terrell Hills, Texas, Higher Education Facilities Corporation, 3/03 at 101 1/2        AAA       2,654,825
                 Higher Education Revenue and Refunding Bonds (Incarnate
                 Word College Project), Series 1993, 5.750%, 3/15/13

    1,445,000   Tyler Junior College District, Smith and Van Zanlt Counties,              8/04 at 100         AAA       1,509,678
                 Texas, Combined Fee Improvement Revenue and Refunding
                 Bonds, Series 1994, 5.900%, 8/15/13

    2,000,000   Board of Regents of The University of Houston System,                     2/05 at 100         AAA       2,082,460
                 Consolidated Revenue Bonds, Series 1995, 6.000%, 2/15/17


---------------------------------------------------------------------------------------------------------------------------------
                Energy - 5.8%

    5,000,000   Gulf Coast Waste Disposal Authority (Valero Energy Corporation            4/08 at 102        BBB-       4,697,550
                 Project), Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)

    5,000,000   Gulf Coast Industrial Development Authority, Waste Disposal Revenue       6/08 at 102        BBB-       4,695,200
                 Bonds (Valero Refining and Marketing Company Project),
                 Series 1997, 5.600%, 12/01/31 (Alternative Minimum Tax)

    3,000,000   Gulf Coast Waste Disposal Authority (Texas), Waste Disposal               4/09 at 101        BBB-       2,856,240
                 Revenue Bonds (Valero Energy Corporation Project),
                 Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Health Care - 12.9%

    3,500,000   Abilene Health Facilities Development Corporation (Texas),                9/05 at 102         AAA       3,675,805
                 Hospital Revenue Refunding and Improvement Bonds (Hendrick
                 Medical Center Project), Series 1995C, 6.150%, 9/01/25

    2,000,000   Brazos County (Texas), Health Facilities Development Corporation,         7/07 at 102         AAA       1,923,900
                 Franciscan Services Corporation Obligated Group Revenue Bonds,
                 Series 1997 B, 5.375%, 1/01/28

    1,000,000   Harris County Health Facilities Development Corporation                  10/09 at 101          AA         928,010
                 (Texas Children's Hospital Project), Hospital Revenue Bonds,
                 Series 1999A, 5.250%, 10/01/29

    5,750,000   Midland County Hospital District, Hospital Revenue Bonds,                No Opt. Call          A-       2,916,228
                 Series 1992, 0.000%, 6/01/11

    4,500,000   Port of Corpus Christi Authority of Nueces County (Texas),                4/02 at 102          A+       4,804,965
                 Pollution Control Revenue Bonds (Hoechst Celanese Corporation),
                 Series 1992, 6.875%, 4/01/17 (Alternative Minimum Tax)

    5,350,000   Richardson Hospital Authority (Texas), Hospital Revenue Refunding        12/08 at 101        BBB+       4,990,587
                 and Improvement Bonds (Baylor/Richardson Medical Center
                 Project), Series 1998, 5.625%, 12/01/28

    1,050,000   Tarrant County Health Facilities Development Corporation (Texas),        11/08 at 101          A-         958,073
                 Hospital Revenue Bonds, Series 1998 (Adventist Health
                 System / Sunbelt Obligated Group), 5.375%, 11/15/20

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$   1,500,000   Texas Health Facilities Development Corporation, Hospital Revenue         8/03 at 102         AAA      $1,608,645
                 Bonds (All Saints Episcopal Hospitals of Fort Worth Project),
                 Series 1993B, 6.250%, 8/15/22

    5,400,000   Travis County Health Facilities Development Corporation,                 11/03 at 102          Aa       5,579,604
                 Hospital Revenue Bonds (Daughters of Charity Health Services
                 of Austin), Series 1993B, 6.000%, 11/15/22


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 1.9%

    4,115,000   San Antonio Housing Finance Corporation (Texas), Multifamily             12/05 at 103         AAA       3,978,094
                 Housing Revenue Bonds (Harbor Cove Apartments Project),
                 Series 1991 (Remarketing), 5.250%, 12/15/21
                 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 7.7%

    1,235,000   Baytown Housing Finance Corporation, Single Family Mortgage               9/02 at 103         Aa2       1,357,537
                 Revenue Refunding Bonds, Series 1992A, 8.500%, 9/01/11

    1,025,000   El Paso Housing Finance Corporation, Single Family Mortgage               4/01 at 103          A2       1,099,415
                 Revenue Refunding Bonds, Series 1991A, 8.750%, 10/01/11

      785,000   City of Galveston Property Finance Authority, Inc., Single Family         9/01 at 103          A3         833,929
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

    1,990,000   Harrison County Finance Corporation, Single Family Mortgage              12/01 at 103          A1       2,088,684
                 Revenue Refunding Bonds, Series 1991, 8.875%, 12/01/11

    1,285,000   Houston Housing Finance Corporation, Single Family Mortgage               6/03 at 102         AAA       1,329,602
                 Revenue Refunding Bonds, Series 1993A, 5.950%, 12/01/10

      780,000   Port Arthur Housing Finance Corporation, Single Family Mortgage           9/02 at 103           A         841,932
                 Revenue Refunding Bonds, Series 1992, 8.700%, 3/01/12

    4,595,000   Texas Department of Housing and Community Affairs,                        9/06 at 102         AAA       4,783,992
                 Single Family Mortgage Revenue Bonds, Series 1996E,
                 6.000%, 9/01/17

    2,565,000   Travis County Housing Finance Corporation (Texas), Residential           12/01 at 103         AAA       2,704,639
                 Mortgage Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Senior Bonds, Series 1991A,
                 7.050%, 12/01/25

    1,135,000   Victoria Housing Finance Corporation, Single Family Mortgage             No Opt. Call         Aaa       1,231,362
                 Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11


---------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 3.4%

    3,400,000   Bell County Health Facilities Development Corporation, Retirement        11/08 at 101          A-       3,097,162
                 Facility Revenue Bonds (Buckner Retirement Services, Inc.,
                 Obligated Group Project), Series 1998, 5.250%, 11/15/19

    4,000,000   Tarrant County Health Facilities Development Corporation,                 1/08 at 105         AAA       4,197,560
                 Tax-Exempt Mortgage Revenue Bonds (South Central Nursing
                 Homes, Inc. Project), Series 1997A, 6.000%, 1/01/37
                 (Mandatory put 1/01/26)


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 11.1%

    1,000,000   Caddo Mills Independent School District (Hunt County, Texas),             2/05 at 100         AAA       1,072,550
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1995, 6.375%, 8/15/25

    4,130,000   Coppell Independent School District (Dallas County, Texas),          8/09 at 75 11/32         AAA       1,816,044
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1992, 0.000%, 8/15/14

    1,475,000   City of Corpus Christi (Texas), General Improvement and                   3/02 at 100         AAA       1,560,329
                 Refunding Bonds, Series 1992, 6.700%, 3/01/08
    2,800,000   City of Ennis (Ennis County, Texas), General Obligation Refunding         8/02 at 100         AAA       2,954,448
                 and Improvement Bonds, Series 1992, 6.500%, 8/01/13

    1,545,000   Montgomery County (A Political Subdivision of the State of Texas),     9/07 at 72 3/8         AAA         697,228
                 Refunding Bonds, Series 1997, 0.000%, 3/01/14

    1,825,000   Socorro Independent School District (El Pasco County, Texas),             2/06 at 100         Aaa       1,851,225
                 Unlimited Tax School Building Bonds, Series 1996,
                 5.750%, 2/15/21

    2,000,000   State of Texas, Veterans Land Bonds, Series 1994, General                12/04 at 100         Aa1       2,111,840
                 Obligation Bonds, 6.400%, 12/01/24 (Alternative Minimum Tax)

    3,490,000   State of Texas, Veterans Housing Assistance Bonds, Series 1993,          12/03 at 102         Aa1       3,702,471
                 General Obligation Bonds, 6.800%, 12/01/23
                 (Alternative Minimum Tax)

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$   6,290,000   State of Texas, College Student Loan Bonds, Series 1997,                  8/10 at 100         Aa1      $5,725,850
                 5.000%, 8/01/22 (Alternative Minimum Tax)

    1,225,000   Weslaco Independent School District (Hidalgo County, Texas),              2/06 at 100         Aaa       1,256,581
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1996, 5.700%, 2/15/15

                West Independent School District (McLennan and Hill Counties,
                Texas), Unlimited Tax School Building and Refunding Bonds,
                Series 1998:
    1,000,000    0.000%, 8/15/22                                                      8/13 at 61 7/32         AAA         269,450
    1,000,000    0.000%, 8/15/23                                                     8/13 at 57 31/32         AAA         254,070
    1,000,000    0.000%, 8/15/24                                                       8/13 at 54 7/8         AAA         239,530


---------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 4.1%

    1,450,000   Industrial Development Corporation of the City of Galveston,              9/05 at 100         AAA       1,496,038
                 Sales Tax Revenue Bonds, Series 1995, 5.750%, 9/01/15

    1,575,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate             8/02 at 102          AA       1,688,054
                  Lien Revenue Refunding Bonds, Series 1992A, 6.500%, 8/15/15

      800,000   City of Laredo, Webb County, Texas, Combination Tax and Waterworks        8/04 at 100         AAA         844,792
                 System, Revenue Certificates of Obligation, Series 1994,
                 5.625%, 8/15/11

    4,580,000   City of San Antonio, Texas, Hotel Occupancy Tax Revenue                   8/06 at 102         AAA       4,659,784
                 Bonds (Henry B. Gonzalez Convention Center Project),
                 5.700%, 8/15/26


---------------------------------------------------------------------------------------------------------------------------------
                Transportation - 11.1%

    5,295,000   Alliance Airport Authority, Inc., Special Facilities Revenue             12/00 at 102        Baa2       5,587,390
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

    5,020,000   Dallas-Fort Worth International Airport, Facility Improvement             5/02 at 102         AAA       5,336,059
                 Corporation Revenue Bonds, United Parcel Service, Inc.,
                 Series 1992, 6.600%, 5/01/32 (Alternative Minimum Tax)

    3,600,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding             8/04 at 102         AAA       3,507,012
                 Bonds, Series 1994, 5.375%, 8/15/20

      220,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding             8/02 at 102         AAA         236,117
                 Bonds, Series 1992A, 6.500%, 8/15/17

      320,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding             8/99 at 100         AAA         320,742
                 Bonds, Series 1992B, 6.625%, 8/15/17

    5,000,000   City of Houston, Texas, Airport System Subordinate Lien                   7/01 at 102         AAA       5,291,950
                 Revenue Bonds, Series 1991A, 6.750%, 7/01/21
                 (Alternative Minimum Tax)

    3,300,000   City of Houston, Texas, Airport System Special Facilities Revenue         7/07 at 100         AAA       3,286,866
                 Bonds (Automated People Mover Project), Series 1997A,
                 5.500%, 7/15/17 (Alternative Minimum Tax)


---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 18.8%

      295,000   Abilene Housing Development Corporation, First Lien Revenue              No Opt. Call      N/R***         319,503
                 Bonds, Series 1978, 7.000%, 7/01/08

    4,500,000   Amarillo Health Facilities Corporation, Hospital Revenue Bonds            1/02 at 102         AAA       4,819,635
                 (High Plains Baptist Hospital Project), Series 1992C,
                 6.500%, 1/01/07 (Pre-refunded to 1/01/02)

    3,500,000   City of Austin, Texas, Combined Utility Systems Revenue                   5/01 at 102        A***       3,725,330
                 Refunding Bonds, Series 1991, 6.750%, 5/15/12
                 (Pre-refunded to 5/15/01)

    1,000,000   The City of Beaumont, Texas, Public Improvement Bonds,                    3/02 at 100         AAA       1,051,150
                 Series 1992, 6.250%, 3/01/10 (Pre-refunded to 3/01/02)

    2,000,000   City of Brownsville, Texas, General Obligation Refunding Bonds,           2/01 at 100         AAA       2,082,620
                 Series 1991, 6.750%, 2/15/12 (Pre-refunded to 2/15/01)

    1,500,000   City of Brownsville, Texas, Utilities System Priority Revenue             9/00 at 102         AAA       1,574,790
                 Bonds, Series 1990, 6.500%, 9/01/17 (Pre-refunded to 9/01/00)

    1,975,000   City of Corpus Christi, Texas, General Improvement and                    3/02 at 100         AAA       2,097,608
                 Refunding Bonds, Series 1992, 6.700%, 3/01/08
                 (Pre-refunded to 3/01/02)

    1,500,000   City of Dallas, Texas (Dallas, Denton and Collin Counties),               1/02 at 100         AAA       1,572,270
                 Combination Tax and Surplus Revenue, Certificates of Obligation,
                 Series 1992, 6.250%, 1/01/20 (Pre-refunded to 1/01/02)

    1,185,000   Fort Bend County, Levee Improvement District No. 11 (A Political          9/04 at 100         AAA       1,321,204
                 Subdivision of the State of Texas), Unlimited Tax Levee
                 Improvement Bonds, Series 1994, 6.900%, 9/01/17
                 (Pre-refunded to 9/01/04)

   Principal                                                                            Optional Call                      Market
       Amount   Description                                                                Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   1,780,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,      8/02 at 102         AAA      $1,929,912
                 Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

      425,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien        8/02 at 102       AA***         460,284
                 Revenue Refunding Bonds, Series 1992, 6.500%, 8/15/15
                 (Pre-refunded to 8/15/02)

    4,000,000   Harris County Health Facilities Development Corporation, Hospital        10/99 at 102         AAA       4,103,280
                 Revenue Bonds (Texas Children's Hospital Project), Series 1989A,
                 7.000%, 10/01/19 (Pre-refunded to 10/01/99)

    6,110,000   Harris County Health Facilities Development Corporation, Hospital         6/02 at 102       A3***       6,701,937
                 Revenue Bonds (Memorial Hospital System Project), Series 1992,
                 7.125%, 6/01/15 (Pre-refunded to 6/01/02)

      250,000   City of Houston, Texas, Water and Sewer System, Junior Lien Revenue      12/01 at 102         AAA         267,640
                 Refunding Bonds, Series 1991C, 6.375%, 12/01/17
                 (Pre-refunded to 12/01/01)

                North Central Texas Health Facilities Development Corporation,
                Hospital Revenue Bonds (Presbyterian Healthcare System Project),
                Series 1996B:
    1,000,000    5.500%, 6/01/21                                                          6/06 at 102         AAA       1,016,300
    1,000,000    5.750%, 6/01/26                                                         No Opt. Call         AAA       1,040,460

    2,500,000   Retama Development Corporation, Special Facilities Revenue               No Opt. Call         AAA       3,507,700
                 Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/17

                City of San Antonio, Texas, Water System Revenue Refunding Bonds,
                Series 1992:
    1,310,000    6.500%, 5/15/10 (Pre-refunded to 5/15/02)                                5/02 at 102         AAA       1,413,804
      665,000    6.500%, 5/15/10                                                         No Opt. Call         AAA         748,850


---------------------------------------------------------------------------------------------------------------------------------
                Utilities - 7.4%

    1,225,000   Brazos River Authority (Texas), Collateralized Pollution Control          2/00 at 102        BBB+       1,267,630
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1990A, 8.125%, 2/01/20 (Alternative Minimum Tax)

    2,000,000   Brazos River Authority (Texas), Collateralized Pollution Control          3/01 at 102        BBB+       2,136,340
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1994A, 7.875%, 3/01/21 (Alternative Minimum Tax)

    1,500,000   Brazos River Authority (Texas), Collateralized Pollution Control         12/02 at 102         AAA       1,602,510
                 Revenue Refunding Bonds (Texas Utilities Electric Company
                 Project), Series 1992, 6.500%, 12/01/27
                 (Alternative Minimum Tax)

    4,000,000   Brazos River Authority (Texas), Pollution Control Revenue Refunding       5/08 at 102         AAA       3,878,120
                 Bonds (Texas Utilities Electric Company Project), Series 1998A,
                 5.550%, 5/01/33 (Alternative Minimum Tax)

    5,500,000   Brazos River Authority (Texas), Revenue Refunding Bonds                   4/09 at 101        BBB+       5,208,885
                 (Reliant Energy, Incorporated Project), Series 1999A,
                 5.375%, 4/01/19

    1,500,000   Matagorda County Navigation District Number One (Texas),                  7/03 at 102          A-       1,534,725
                 Pollution Control Revenue Refunding Bonds (Central Power and
                 Light Company Project), Series 1993, 6.000%, 7/01/28


---------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 4.3%

    7,000,000   City of Houston, Texas, Water and Sewer System, Junior Lien              No Opt. Call         AAA       1,410,150
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/27

    1,000,000   City of Houston, Texas, Water and Sewer System, Prior Lien               12/02 at 102          A+       1,063,740
                 Revenue Refunding Bonds, Series 1992B, 6.375%, 12/01/14

    3,750,000   City of Houston, Texas, Water and Sewer System, Junior Lien              12/01 at 102         AAA       3,975,260
                 Revenue Refunding Bonds, Series 1991C, 6.375%, 12/01/17

    2,525,000   City of San Antonio, Texas, Water System Revenue Refunding                5/02 at 102         AAA       2,699,803
                 Bonds, Series 1992, 6.500%, 5/15/10
---------------------------------------------------------------------------------------------------------------------------------
$ 217,390,000   Total Investments - (cost $201,604,912) - 98.7%                                                       209,105,557
=============
                Other Assets Less Liabilities - 1.3%                                                                    2,678,838
                -----------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $211,784,395
                =================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
July 31, 1999
                                                        Arizona          Michigan          Michigan             Ohio           Texas
                                                        Premium           Quality           Premium          Quality         Quality
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market
   value (note 1)                                   $94,357,876      $262,964,398      $167,056,201     $227,217,076    $209,105,557
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                     --         1,000,000                --               --              --
Cash                                                    104,461             4,689           520,643               --         129,596
Receivables:
   Interest                                             751,670         4,034,741         2,100,275        2,752,588       3,447,663
   Investments sold                                      20,051         7,754,000                --          195,000         116,917
Other assets                                             15,982            22,892             7,181           11,228          18,415
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                   95,250,040       275,780,720       169,684,300      230,175,892     212,818,148
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                               --                --                --          116,801              --
Payable for investments purchased                            --         5,885,895                --               --              --
Accrued expenses:
   Management fees (note 6)                              52,435           147,047            93,020          125,571         116,336
   Other                                                111,870           257,362           195,968          183,690         183,186
Preferred share dividends payable                         4,440            20,396            13,328           16,725          17,100
Common share dividends payable                          306,348           878,863           530,493          772,314         717,131
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                 475,093         7,189,563           832,809        1,215,101       1,033,753
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                 $94,774,947      $268,591,157      $168,851,491     $228,960,791    $211,784,395
====================================================================================================================================
Preferred shares, at liquidation value              $30,000,000      $ 94,000,000      $ 56,000,000     $ 77,000,000    $ 69,000,000
====================================================================================================================================
Preferred shares outstanding                              1,200             3,760             2,240            3,080           2,760
====================================================================================================================================
Common shares outstanding                             4,345,893        11,489,013         7,688,505        9,418,648       9,436,537
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value,
   divided by Common shares outstanding)            $     14.90      $      15.20      $      14.68     $      16.13    $      15.13
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended July 31, 1999

                                                        Arizona          Michigan          Michigan             Ohio          Texas
                                                        Premium           Quality           Premium          Quality        Quality
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                          $ 5,479,853       $15,359,296       $ 9,552,076      $13,374,325    $12,742,461
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                631,087         1,688,463         1,123,639        1,507,488      1,406,583
Preferred shares - auction fees                          75,000           200,002           139,999          192,501        172,499
Preferred shares - dividend disbursing agent fees        10,001            10,001            19,998           29,999         19,998
Shareholders' servicing agent fees and expenses           7,563            34,415            25,177           37,033         18,126
Custodian's fees and expenses                            38,211            76,436            52,824           60,575         53,875
Directors'/Trustees' fees and expenses (note 6)             916             2,486             1,646            2,212          2,084
Professional fees                                        17,236            17,707            17,448           17,619         17,590
Shareholders' reports - printing and mailing expenses    54,817            82,841            93,046           70,020         93,226
Stock exchange listing fees                              16,170            24,623            16,170           16,378         16,191
Investor relations expense                                7,767            22,765            15,644           20,816         16,596
Other expenses                                            8,607            18,576            12,484           17,754         16,070
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit              867,375         2,178,315         1,518,075        1,972,395      1,832,838
   Custodian fee credit (note 1)                         (1,258)          (22,219)           (7,944)          (6,365)        (2,779)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                            866,117         2,156,096         1,510,131        1,966,030      1,830,059
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 4,613,736        13,203,200         8,041,945       11,408,295     10,912,402
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from
 investment transactions
   (notes 1 and 4)                                      430,224         1,597,218           629,510           76,311      1,295,649
Change in net unrealized appreciation or depreciation
   of investments                                    (2,826,155)       (9,085,760)       (5,477,686)      (4,993,222)    (7,972,278)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                     (2,395,931)       (7,488,542)       (4,848,176)      (4,916,911)    (6,676,629)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          $ 2,217,805       $ 5,714,658       $ 3,193,769      $ 6,491,384    $ 4,235,773
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                           Arizona Premium                  Michigan Quality                  Michigan Premium
-----------------------------------------------------------------------------------------------------------------------------------
                                    Year Ended       Year Ended        Year Ended        Year Ended       Year Ended     Year Ended
                                       7/31/99          7/31/98           7/31/99           7/31/98          7/31/99        7/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income              $ 4,613,736      $ 4,519,847      $ 13,203,200      $ 13,246,845      $ 8,041,945    $ 8,001,062
Net realized gain from investment
   transactions (notes 1 and 4)        430,224          469,613         1,597,218           444,027          629,510        134,148
Change in net unrealized
   appreciation or depreciation
   of investments                   (2,826,155)         (84,432)       (9,085,760)         (591,805)      (5,477,686)     1,238,827
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   2,217,805        4,905,028         5,714,658        13,099,067        3,193,769      9,374,037
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed
net investment income:
   Common shareholders              (3,625,685)      (3,560,162)      (10,504,407)      (10,831,644)      (6,315,050)    (6,264,993)
   Preferred shareholders             (905,767)      (1,004,753)       (2,399,721)       (2,682,487)      (1,644,995)    (1,933,132)
From accumulated net realized
gains from investment transactions:
   Common shareholders                      --               --          (698,100)         (111,138)              --             --
   Preferred shareholders                   --               --          (176,288)          (27,488)              --             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (4,531,452)      (4,564,915)      (13,778,516)      (13,652,757)      (7,960,045)    (8,198,125)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       542,570          474,596         1,645,159         1,566,072          167,049             --
Preferred shares - net proceeds from
   sale of shares                           --               --        13,750,608                --               --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions          542,570          474,596        15,395,767         1,566,072          167,049             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                    (1,771,077)         814,709         7,331,909         1,012,382       (4,599,227)     1,175,912
Net assets at the
   beginning of year                96,546,024       95,731,315       261,259,248       260,246,866      173,450,718    172,274,806
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year      $94,774,947      $96,546,024      $268,591,157      $261,259,248     $168,851,491   $173,450,718
===================================================================================================================================
Balance of undistributed net
   investment income at the
   end of year                     $   293,931      $   211,647      $    480,424      $    181,352     $    388,448   $    306,548
===================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

                                                                     Ohio Quality                             Texas Quality
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended           Year Ended          Year Ended          Year Ended
                                                               7/31/99              7/31/98             7/31/99             7/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                     $ 11,408,295         $ 11,399,092        $ 10,912,402        $ 11,041,192
Net realized gain from investment transactions
   (notes 1 and 4)                                              76,311              295,006           1,295,649             905,750
Change in net unrealized appreciation or
   depreciation of investments                              (4,993,222)             471,590          (7,972,278)           (363,610)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   6,491,384           12,165,688           4,235,773          11,583,332
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (9,243,823)          (9,077,395)         (8,508,627)         (8,716,618)
   Preferred shareholders                                   (2,225,720)          (2,397,864)         (2,109,132)         (2,498,267)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                              --                   --            (701,466)                 --
   Preferred shareholders                                           --                   --            (203,285)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders  (11,469,543)         (11,475,259)        (11,522,510)        (11,214,885)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                        998,544            1,018,376             402,016             301,838
Preferred shares - net proceeds from sale of shares                 --                   --                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions                                  998,544            1,018,376             402,016             301,838
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (3,979,615)           1,708,805          (6,884,721)            670,285
Net assets at the beginning of year                        232,940,406          231,231,601         218,669,116         217,998,831
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                             $228,960,791         $232,940,406        $211,784,395        $218,669,116
===================================================================================================================================
Balance of undistributed net investment
   income at the end of year                              $    575,680         $    636,928        $    394,305        $     99,662
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies
The state funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) and Nuveen Texas Quality Income Municipal Fund (NTX).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 1999, Michigan Quality had outstanding when-issued and delayed delivery purchase commitments of $5,885,895. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended July 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                         Arizona    Michigan   Michigan         Ohio       Texas
                         Premium     Quality    Premium      Quality     Quality
--------------------------------------------------------------------------------
Number of shares:
   Series M                   --          --        840          680         760
   Series Th               1,200       3,200      1,400        1,400       2,000
   Series Th2                 --          --         --        1,000          --
   Series F                   --         560         --           --          --
--------------------------------------------------------------------------------
Total                      1,200       3,760      2,240        3,080       2,760
================================================================================

Effective June 25, 1999, Michigan Quality issued 560 Series F $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 1999.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares
Transactions in Common shares were as follows:

                                                             Arizona Premium          Michigan Quality
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                           7/31/99      7/31/98      7/31/99       7/31/98
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                     32,273        29,905       97,921       93,557
==========================================================================================================
                                                            Michigan Premium            Ohio Quality
----------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended    Year Ended
                                                           7/31/99      7/31/98      7/31/99       7/31/98
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                     10,819           --       53,929        57,107
==========================================================================================================
                                                                                        Texas Quality
----------------------------------------------------------------------------------------------------------
                                                                                  Year Ended    Year Ended
                                                                                     7/31/99       7/31/98
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                                               25,102        19,003
==========================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid August 2, 1999, to shareholders of record on July 15, 1999, as follows:

                         Arizona    Michigan   Michigan         Ohio       Texas
                         Premium     Quality    Premium      Quality     Quality
--------------------------------------------------------------------------------
Dividend per share        $.0705      $.0765     $.0690       $.0820      $.0760
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended July 31, 1999, were as follows:

                                             Arizona      Michigan     Michigan         Ohio        Texas
                                             Premium       Quality      Premium      Quality      Quality
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities         $6,857,073   $66,296,388  $16,383,185  $11,238,365  $41,498,865
   Short-term municipal securities         4,100,000    10,900,000    4,900,000    8,700,000    6,800,000
Sales and maturities:
   Long-term municipal securities          5,368,968    53,742,342   15,427,773    7,692,770   40,121,493
   Short-term municipal securities         4,100,000     9,900,000    6,000,000    9,400,000    8,300,000
=========================================================================================================

At July 31, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                             Arizona      Michigan     Michigan         Ohio        Texas
                                             Premium       Quality      Premium      Quality      Quality
---------------------------------------------------------------------------------------------------------
                                          $89,730,530 $251,432,114 $160,112,154 $216,722,398 $201,604,912
=========================================================================================================

At July 31, 1999, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                              Arizona      Michigan         Ohio
                                              Premium       Premium      Quality
--------------------------------------------------------------------------------
Expiration year:
   2002                                       $     --   $       --   $  780,558
   2003                                        415,901      152,186       16,493
   2004                                             --    1,807,234      622,243
-------------------------------------------------------------------------------
Total                                         $415,901   $1,959,420   $1,419,294
================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at July 31, 1999, were as follows:

                                             Arizona      Michigan     Michigan         Ohio        Texas
                                             Premium       Quality      Premium      Quality      Quality
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $5,226,815   $14,767,428   $7,760,515  $11,101,230  $ 9,747,400
   depreciation                             (599,469)   (2,235,144)    (816,468)    (606,552)  (2,246,755)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation               $4,627,346   $12,532,284   $6,944,047  $10,494,678  $ 7,500,645
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets
At July 31, 1999, net assets consisted of:

                                                                       Arizona      Michigan     Michigan
                                                                       Premium       Quality      Premium
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                             $30,000,000 $ 94,000,000 $ 56,000,000
Common shares, $.01 par value per share                                  43,459      114,890       76,885
Paid-in surplus                                                      60,226,112  160,358,915  107,401,531
Balance of undistributed net investment income                          293,931      480,424      388,448
Accumulated net realized gain (loss) from investment transactions      (415,901)   1,090,147   (1,959,420)
Net unrealized appreciation of investments                            4,627,346   12,546,781    6,944,047
---------------------------------------------------------------------------------------------------------
Net assets                                                          $94,774,947 $268,591,157 $168,851,491
=========================================================================================================
Authorized shares:
   Common                                                           200,000,000  200,000,000  200,000,000
   Preferred                                                          1,000,000    1,000,000    1,000,000
=========================================================================================================
                                                                                        Ohio        Texas
                                                                                     Quality      Quality
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                                         $ 77,000,000 $ 69,000,000
Common shares, $.01 par value per share                                               94,186       94,365
Paid-in surplus                                                                  142,215,541  133,706,568
Balance of undistributed net investment income                                       575,680      394,305
Accumulated net realized gain (loss) from investment transactions                 (1,431,862)   1,088,512
Net unrealized appreciation of investments                                        10,507,246    7,500,645
---------------------------------------------------------------------------------------------------------
Net assets                                                                      $228,960,791 $211,784,395
=========================================================================================================
Authorized shares:
   Common                                                                        200,000,000    Unlimited
   Preferred                                                                       1,000,000    Unlimited
=========================================================================================================

         Financial Highlights

         Selected data for a Common share outstanding throughout each year:
                                  Investment Operations
                              ----------------------------
                                         Net
                                         Realized/
                   Beginning  Net        Unrealized
                   Net Asset  Investment Investment
                   Value      Income     Gain (Loss) Total
Arizona Premium
Year Ended 7/31:
    1999           $15.43     $1.07      $ (.55)     $  .52
    1998            15.34      1.05         .10        1.15
    1997            14.51      1.06         .81        1.87
    1996            14.12      1.05         .38        1.43
    1995            13.61      1.07         .49        1.56
Michigan Quality
Year Ended 7/31:
    1999            15.91      1.15        (.65)        .50
    1998            15.95      1.17        (.01)       1.16
    1997            15.28      1.18         .72        1.90
    1996            15.10      1.19         .27        1.46
    1995            15.02      1.21         .19        1.40
Michigan Premium
Year Ended 7/31:
    1999            15.30      1.05        (.64)        .41
    1998            15.14      1.04         .19        1.23
    1997            14.16      1.05         .97        2.02
    1996            13.73      1.05         .41        1.46
    1995            13.46      1.04         .31        1.35
Ohio Quality
Year Ended 7/31:
    1999            16.65      1.21        (.51)        .70
    1998            16.57      1.22         .09        1.31
    1997            15.69      1.23         .88        2.11
    1996            15.33      1.23         .35        1.58
    1995            14.84      1.22         .52        1.74
Texas Quality
Year Ended 7/31:
    1999            15.90      1.16        (.72)        .44
    1998            15.86      1.17         .07        1.24
    1997            15.06      1.19         .81        2.00
    1996            14.91      1.21         .21        1.42
    1995            14.53      1.22         .42        1.64
                                            Less Distributions
                   --------------------------------------------------------------------
                   Net           Net
                   Investment    Investment      Capital        Capital
                   Income        Income          Gains          Gains
                   To Common     To Preferred    To Common      To Preferred
                   Shareholders  Shareholders+   Shareholders   Shareholders+   Total
Arizona Premium
Year Ended 7/31:
    1999           $ (.84)       $(.21)          $--            $--             $(1.05)
    1998             (.83)        (.23)           --             --              (1.06)
    1997             (.82)        (.22)           --             --              (1.04)
    1996             (.80)        (.24)           --             --              (1.04)
    1995             (.78)        (.27)           --             --              (1.05)
Michigan Quality
Year Ended 7/31:
    1999             (.92)        (.21)          (.06)          (.02)            (1.21)
    1998             (.95)        (.24)          (.01)           --              (1.20)
    1997             (.95)        (.24)          (.03)          (.01)            (1.23)
    1996             (.95)        (.24)          (.07)          (.02)            (1.28)
    1995            (1.00)        (.26)          (.05)          (.01)            (1.32)
Michigan Premium
Year Ended 7/31:
    1999             (.82)        (.21)           --             --              (1.03)
    1998             (.82)        (.25)           --             --              (1.07)
    1997             (.80)        (.24)           --             --              (1.04)
    1996             (.78)        (.25)           --             --              (1.03)
    1995             (.80)        (.28)           --             --              (1.08)
Ohio Quality
Year Ended 7/31:
    1999             (.98)        (.24)           --             --              (1.22)
    1998             (.97)        (.26)           --             --              (1.23)
    1997             (.96)        (.27)           --             --              (1.23)
    1996             (.95)        (.27)           --             --              (1.22)
    1995             (.95)        (.30)           --             --              (1.25)
Texas Quality
Year Ended 7/31:
    1999             (.90)        (.22)          (.07)          (.02)            (1.21)
    1998             (.93)        (.27)           --             --              (1.20)
    1997             (.94)        (.26)           --             --              (1.20)
    1996             (.95)        (.27)          (.04)+++       (.01)+++         (1.27)
    1995             (.98)        (.28)           --             --              (1.26)
                                             Total Returns
                                            ---------------
                                                      Based
                    Ending                  Based     on        Ending
                    Net        Ending       on        Net       Net
                    Asset      Market       Market    Asset     Assets
                    Value      Value        Value*    Value*    (000)
Arizona Premium
Year Ended 7/31:
    1999            $14.90     $17.0000      8.67%     1.92%    $ 94,775
    1998             15.43      16.4375     12.18      6.14       96,546
    1997             15.34      15.4375     17.81     11.74       95,731
    1996             14.51      13.8750      7.83      8.48       92,095
    1995             14.12      13.6250     10.42      9.98       90,434
Michigan Quality
Year Ended 7/31:
    1999             15.20      16.6875      2.18      1.62      268,591
    1998             15.91      17.3125     10.27      5.97      261,259
    1997             15.95      16.6250     14.02     11.19      260,247
    1996             15.28      15.5000     11.32      8.07      251,033
    1995             15.10      14.8750      4.77      8.02      247,907
Michigan Premium
Year Ended 7/31:
    1999             14.68      15.0625      5.95      1.23      168,851
    1998             15.30      15.0000     13.74      6.62      173,451
    1997             15.14      13.9375     14.95     12.97      172,275
    1996             14.16      12.8750     14.00      8.88      164,688
    1995             13.73      12.0000      2.59      8.45      161,414
Ohio Quality
Year Ended 7/31:
    1999             16.13      18.0000      5.09      2.74      228,961
    1998             16.65      18.0625     10.14      6.53      232,940
    1997             16.57      17.3125     14.70     12.14      231,232
    1996             15.69      16.0000     12.39      8.68      222,151
    1995             15.33      15.1250      6.80     10.16      218,335
Texas Quality
Year Ended 7/31:
    1999             15.13      15.1875      2.97      1.21      211,784
    1998             15.90      15.6875      6.45      6.27      218,669
    1997             15.86      15.6250     11.76     11.93      217,999
    1996             15.06      14.8750     14.60      7.72      210,423
    1995             14.91      13.8750      1.14      9.89      208,924
                                      Ratios/Supplemental Data
                    ---------------------------------------------------------
                                          Before Credit
                    ---------------------------------------------------------
                                 Ratio of Net                   Ratio of Net
                    Ratio of     Investment      Ratio of       Investment
                    Expenses     Income to       Expenses       Income to
                    to Average   Average         to Average     Average
                    Net Assets   Net Assets      Total          Total
                    Applicable   Applicable      Net Assets     Net Assets
                    to Common    to Common       Including      Including
                    Shares++     Shares++        Preferred++    Preferred++
Arizona Premium
Year Ended 7/31:
    1999            1.29%        6.88%            .89%          4.75%
    1998            1.28         6.85             .88           4.71
    1997            1.29         7.18             .87           4.86
    1996            1.33         7.22             .90           4.88
    1995            1.30         7.92             .86           5.21
Michigan Quality
Year Ended 7/31:
    1999            1.20         7.27             .83           5.02
    1998            1.19         7.35             .82           5.09
    1997            1.21         7.64             .83           5.23
    1996            1.21         7.77             .83           5.29
    1995            1.26         8.26             .84           5.54
Michigan Premium
Year Ended 7/31:
    1999            1.29         6.82             .87           4.63
    1998            1.29         6.87             .87           4.64
    1997            1.29         7.27             .86           4.83
    1996            1.32         7.38             .87           4.87
    1995            1.57         7.83            1.01           5.02
Ohio Quality
Year Ended 7/31:
    1999            1.26         7.26             .84           4.88
    1998            1.29         7.37             .86           4.92
    1997            1.30         7.73             .85           5.08
    1996            1.32         7.79             .87           5.09
    1995            1.47         8.20             .94           5.24
Texas Quality
Year Ended 7/31:
    1999            1.23         7.32             .84           5.00
    1998            1.22         7.40             .83           5.06
    1997            1.22         7.81             .83           5.27
    1996            1.23         7.95             .83           5.36
    1995            1.38         8.35             .91           5.54
                                          Ratios/Supplemental Data
                    ---------------------------------------------------------------------
                                               After Credit**
                    ---------------------------------------------------------
                                 Ratio of Net                    Ratio of Net
                    Ratio of     Investment     Ratio of         Investment
                    Expenses     Income to      Expenses         Income to
                    to Average   Average        to Average       Average
                    Net Assets   Net Assets     Total            Total
                    Applicable   Applicable     Net Assets       Net Assets     Portfolio
                    to Common    to Common      Including        Including      Turnover
                    Shares++     Shares++       Preferred++      Preferred++    Rate
Arizona Premium
Year Ended 7/31:
    1999            1.29%        6.88%          .89%             4.75%           6%
    1998            1.28         6.85           .88              4.71           17
    1997            1.29         7.18           .87              4.86           11
    1996            1.33         7.22           .90              4.88           15
    1995            1.30         7.92           .86              5.21           11
Michigan Quality
Year Ended 7/31:
    1999            1.19         7.28           .82              5.03           21
    1998            1.19         7.35           .82              5.09            8
    1997            1.21         7.64           .83              5.23           11
    1996            1.21         7.77           .83              5.29           15
    1995            1.26         8.26           .84              5.54           18
Michigan Premium
Year Ended 7/31:
    1999            1.28         6.83           .87              4.63            9
    1998            1.29         6.87           .87              4.64            6
    1997            1.29         7.27           .86              4.83            4
    1996            1.32         7.38           .87              4.87           17
    1995            1.57         7.83           1.01             5.02           32
Ohio Quality
Year Ended 7/31:
    1999            1.25         7.27           .84              4.88            3
    1998            1.29         7.37           .86              4.92            9
    1997            1.30         7.73           .85              5.08           25
    1996            1.32         7.79           .87              5.09           19
    1995            1.47         8.20           .94              5.24           19
Texas Quality
Year Ended 7/31:
    1999            1.23         7.32           .84              5.00           19
    1998            1.22         7.40           .83              5.06           17
    1997            1.22         7.81           .83              5.27           13
    1996            1.23         7.95           .83              5.36           17
    1995            1.38         8.35           .91              5.54            8


* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable (note 1).

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

+++ The amounts shown include distributions in excess of capital gains of $.008 for Common shareholders and $.002 for Preferred shareholders.

Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.


EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.


HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.


FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended July 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO: NUVEEN
helping investors sustain the wealth of a lifetime(tm).

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com



                                                                      FAN-1-7-99